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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
East West Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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East West Bancorp, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 29, 2008

        Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of East West Bancorp, Inc. (the "Company") will be held at The Westin Pasadena Hotel, 191 N. Los Robles Avenue, Pasadena, California on May 29, 2008, beginning at 2:00 p.m. for the following purposes:

  1.
  Election of Directors.    The election of three persons as directors for terms expiring in 2011; provided that, if proposal No. 2 is adopted, to elect three directors for terms expiring in 2009, and in either case, to serve until his successors are elected and qualified;

  2.
  Board Declassification Proposal.    To approve the proposal to amend the Company's Certificate of Incorporation to eliminate the provisions for the classification of the Company's Board of Directors and thereby provide that each person elected a Director at the Meeting and subsequent annual meetings of the Stockholders will be elected to a term of one year and to serve until his or her successors are elected and qualified;

  3.
  Approval of Stock Incentive Plan.    Approve the East West Bancorp Inc. 1998 Stock Incentive Plan, as amended;

  4.
  Ratification of Auditors.    Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2008; and

  5.
  Other Business.    The transaction of such other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

        Properly signed proxy cards permit the Proxyholder named therein to vote on such other business as may properly come before the Meeting and at any and all adjournments thereof, in their discretion. As of the date of mailing, the Board of Directors of the Company is not aware of any other matters that may come before the Meeting.

        Only those stockholders of record at the close of business on March 31, 2008 shall be entitled to notice of and to vote at the Meeting.

        YOUR VOTE IS VERY IMPORTANT. STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By order of the Board of Directors

DOUGLAS P. KRAUSE Executive Vice President, General Counsel and Corporate Secretary

Pasadena, California
March 31, 2008

East West Bancorp, Inc.

135 N. Los Robles Avenue, 7th Floor
Pasadena, California 91101
(626) 768-6000

PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS

To be held May 29, 2008

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board of Directors" or "Board") of East West Bancorp, Inc. (the "Company") for use at its annual meeting ("Meeting") of stockholders to be held on May 29, 2008, at The Westin Pasadena Hotel, 191 N. Los Robles Avenue, Pasadena, California, at 2:00 p.m. and at any adjournment thereof. This Proxy Statement and the enclosed proxy card ("Proxy") and other enclosures are first being mailed to stockholders on or about April 26, 2008. Only stockholders of record on March 31, 2008 ("Record Date") are entitled to vote in person or by proxy at the Meeting or any adjournment thereof. The mailing address of the Company's principal executive office is 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101.

Matters to be Considered

  The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors.    The election of three persons as directors for terms expiring in 2011; provided that, if proposal No. 2 is adopted, to elect three directors for terms expiring in 2009, and in either case, to serve until his or her successors are elected and qualified. The Board of Directors' nominees are:

Rudolph I. Estrada Herman Y. Li Dominic Ng
  2.
  Board Declassification Proposal.    To approve the proposal to amend the Company's Certificate of Incorporation to eliminate the provisions for the classification of the Company's Board of Directors and thereby provide that each person elected a Director at the Meeting and subsequent annual meetings of the Stockholders will be elected to a term of one year and to serve until his or her successors are elected and qualified;

  3.
  Approval of Stock Incentive Plan.    Approve the East West Bancorp Inc. 1998 Stock Incentive Plan, as amended;

  4.
  Ratification of Auditors.    Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2008; and

  5.
  Other Business.    The transaction of such other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

Costs of Solicitation of Proxies

        This solicitation of Proxies is made on behalf of the Board of Directors of the Company and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with it in connection with the solicitation of Proxies.

Outstanding Securities and Voting Rights; Revocability of Proxies

        The authorized capital stock of the Company consists of 200,000,000 shares of common stock, par value $0.001 per share ("Common Stock"), of which 63,356,085 shares were issued and outstanding on the Record Date, and 5,000,000 shares of serial preferred stock, par value $0.001 per share, of which no shares were issued and outstanding on the Record Date. A majority of the outstanding shares of Common Stock constitutes a quorum for the conduct of business at the Meeting. Abstentions and broker non-votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Each stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

        The Company's Certificate of Incorporation does not authorize cumulative voting. For the election of directors, the persons receiving the highest number of votes "FOR" will be elected. Accordingly, abstentions, broker non-votes and votes "WITHHELD" in the election of directors have no legal effect.

        Unless otherwise required by law, the Certificate of Incorporation, or Bylaws, approval of the proposals that may properly come before the Meeting, other than the election of directors, require the affirmative vote of the majority of shares present in person or by proxy at the Meeting and entitled to vote.

        A Proxy for use at the Meeting is enclosed. The Proxy must be signed and dated by you or your authorized representative or agent. You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation to the Secretary of the Company or a duly executed Proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

        Brokers who hold shares of Common Stock for the accounts of their clients (who hold their shares in "street name") may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. Certain proposals other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes". There are no broker non-votes on the election of directors (Proposal No. 1) and the ratification of auditors (Proposal No. 4).

        Unless revoked, the shares of Common Stock represented by properly executed Proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in a properly executed Proxy, your shares of Common Stock will be voted:

  •
  "FOR" the election of all three nominees for the Board of Directors;

  •
  "FOR" the amendment of the Company's Certificate of Incorporation to eliminate the provisions for the classification of the Company's Board of Directors;

  •
  "FOR" the approval of the East West Bancorp Inc. 1998 Stock Incentive Plan, as amended; and

  •
  "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2008.

        The enclosed Proxy confers discretionary authority with respect to matters incident to the Meeting and any other proposals of which management did not have notice at least 45 days prior to the date on which the Company mailed its proxy material for last year's annual meeting of stockholders. As of the date hereof, management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors.

Important Notice Regarding Availability of Proxy Materials
for the 2008 Annual Meeting of Stockholders to be Held on May 29, 2008

        Pursuant to the new Securities and Exchange Commission rules related to the availability of proxy materials, we have chosen to make our Proxy Statement, Annual Report on Form 10-K, and Proxy Card available on the Internet at the "Investor Relations—Electronic Literature" section of our corporate website at www.eastwestbancorp.com.

BENEFICIAL STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of Common Stock as of the Record Date by (i) each person known to the Company to own more than 5% of the outstanding Common Stock, (ii) the directors and nominees for director of the Company, (iii) the Chief Executive Officer, Chief Financial Officer and the three other highest compensated executive officers of the Company and its subsidiaries whose total annual compensation in 2007 exceeded $100,000 (the "Named Executives"), and (iv) all executive officers and directors of the Company and its subsidiaries, as a group:

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)		Percent of Class(2)
Wachovia Corporation(3)	6,708,270		10.59%
One Wachovia Center
Charlotte, NC 28288
D.F. Dent & Company, Inc.(4)	5,842,221		9.22%
2 East Read Street, 6th Floor
Baltimore MD 21202
Dominic Ng	1,191,361		1.88%
Wellington Chen	31,208		*
Peggy Cherng	149,198		*
Donald S. Chow	80,111		*
Rudolph I. Estrada	10,906	(5)	*
Julia S. Gouw	208,338	(6)	*
Andrew S. Kane	—
Douglas P. Krause	100,387		*
John Lee	301,313	(7)	*
Herman Y. Li	42,142		*
Jack C. Liu	24,577		*
Keith W. Renken	58,350		*
All Directors and Named Executive Officers, as a group (12 persons)	2,197,891		3.47%

*
Less than 1%.

(1)
Except as otherwise noted and except as required by applicable community property laws, each person has sole voting and disposition powers with respect to the shares.

(2)
Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the ownership and percentage ownership of the person (or group). Specifically, the following individuals have the right to acquire the shares indicated after their names upon the exercise of such stock options: Mr. Ng, 816,944; Mr. Chen, 10,072; Ms. Cherng, 20,000; Mr. Chow, 28,605; Mr. Estrada, 5,000; Ms. Gouw, 56,254; Mr. Krause, 20,133; Mr. Li, 20,000; Mr. Liu, 17,000; and Mr. Renken, 40,000. The aggregate number of shares issuable upon the exercise of options currently exercisable held by the directors and officers as a group, is 1,034,008.

(3)
Based on Schedule 13G filed with the Securities and Exchange Commission on February 11, 2008 by Wachovia Corporation.

(4)
Based on Schedule 13G/A filed with the Securities and Exchange Commission on April 14, 2008 by D.F. Dent & Company, Inc.

(5)
2,414 of these shares are held in the Summit Group Profit Sharing Plan for which Mr. Estrada has voting and investment power.

(6)
2,000 of these shares are owned by family members for whom Ms. Gouw has voting and investment power; Ms. Gouw disclaims any beneficial interest in such shares.

(7)
296,830 of these shares are held in the John M. Lee Trust for which Mr. Lee has voting and investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities file with the Securities and Exchange Commission (the "SEC"), and with each exchange on which the Common Stock trades, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent holders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports provided during the fiscal year ended December 31, 2007, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote "For" All Nominees

Board of Directors and Nominees

        The Company's Certificate of Incorporation and Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors but may not be less than five. The Board of Directors is currently composed of nine continuing members. The Bylaws further provide for the division of the directors into three classes of approximately equal size. Three members shall be elected to a three-year term at the Meeting of Stockholders in 2008; provided that, if Proposal No. 2 is approved, members elected at the Meeting and each annual meeting thereafter will serve one-year terms.

        The directors proposed for election at the Meeting, Rudolph I. Estrada, Herman Y. Li and Dominic Ng, were appointed to the Board of Directors in 2005, 1998 and 1991, respectively. Messrs. Estrada, Li and Ng have indicated their willingness to serve and, unless otherwise instructed, Proxies will be voted in such a way as to effect, if possible, the election of Messrs. Estrada, Li and Ng. In the event that Messrs. Estrada, Li and Ng should be unable to serve as a director, it is intended that the Proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that Messrs. Estrada, Li and Ng will be unavailable to serve on the Board of Directors.

        None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company. As of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1941, except that Mr. Ng is a director of Mattel, Inc. and Mr. Renken is a director of Willdan Group, Inc.

        The following table sets forth certain information with respect to the Board's nominees for director and the current continuing directors of the Company. All directors of the Company are also directors of East West Bank (the "Bank"), the Company's principal subsidiary. Executive officers serve at the pleasure of the Board of Directors, subject to restrictions set forth in their employment agreements. See "ELECTION OF DIRECTORS" and "Employment Agreements and Potential Payments Upon Termination or Change-in-Control".

Name of Director	Age(2)	Year First Elected or Appointed(3)	Current Term to Expire
Nominees for term expiring 2011(1):
Dominic Ng	49	1991	2008
Rudolph I. Estrada	60	2005	2008
Herman Y. Li	55	1998	2008
Continuing Directors:
Andrew S. Kane	55	2007	2009
Jack C. Liu	49	1998	2009
Keith W. Renken	73	2000	2009
Peggy Cherng	60	2002	2010
Julia S. Gouw	49	1997	2010
John Lee	76	2006	2010

(1)
Nominees shall be elected to a three-year term expiring in 2011; provided that, if Proposal No. 2 is approved, members elected at the Meeting and each annual meeting thereafter will serve one-year terms.

(2)
Age as of March 31, 2008.

(3)
Refers to the earlier of the year the individual first became a director of the Company and the Bank.

        The principal occupation during the past five years of each director and nominee is set forth below. All directors have held their present positions for at least five years, unless otherwise stated.

        Peggy Cherng is Co-Chair of Panda Restaurant Group, which includes more than 1,000 restaurants in the United States, Puerto Rico and Japan. Dr. Cherng holds a Ph.D. in Electrical Engineering and serves on the boards of the National Restaurant Association, Methodist Hospital of Southern California, Children's Hospital Los Angeles and UCLA Anderson School of Management.

        Rudolph I. Estrada is a former Presidential appointee serving as Commissioner on the White House Commission on Small Business. He also served as the Los Angeles District Director for the U.S. Small Business Administration. Mr. Estrada is President and CEO of Estradagy Business Advisors, a business and banking advisory group and serves as a professor of business and economics with the California State University system. He serves on the boards of several corporate and non-profit organizations.

        Julia S. Gouw is Executive Vice President and Chief Financial Officer of East West Bancorp, Inc. and East West Bank. Prior to joining East West, Ms. Gouw spent over five years as a CPA with KPMG LLP. Ms. Gouw was ranked among the top 10 bank CFOs in the nation by U.S. Banker in January 2006. She serves on the Board of Visitors of the UCLA School of Medicine and on the boards of the Iris Cantor-UCLA Women's Health Center and Huntington Memorial Hospital.

        Andrew S. Kane, OBE, currently serves as Vice Chairman, West Coast, Galen Capital Corporation. Previously, he was Chief Executive Officer for HSBC Private Bank in Southern California and also a partner with Arthur Andersen. In 1998 he was awarded the Order of the British Empire (OBE) by

Her Majesty Queen Elizabeth II. Mr. Kane currently serves on a number of boards, including Greater Los Angeles United Way and UCLA Medical Center Board of Visitors.

        John Lee is Vice Chairman of the Board of East West Bancorp, Inc. and East West Bank. Mr. Lee co-founded Standard Bank in 1980—a $923 million asset federal savings bank acquired by East West. Mr. Lee was one of the founders of East West Bank and the first general manager of the Bank in the Chinatown District of Los Angeles. Mr. Lee is active in a variety of philanthropic activities and is an avid supporter of education in Chinese art and culture.

        Herman Y. Li is Chairman of the C&L Restaurant Group Inc., a franchisee of Burger King and Denny's in multiple states. Mr. Li is President of the Southern California Burger King Franchisee Association and a member of the Burger King Corporation's Diversity Action Council. He also serves on the Board of Directors of the National Franchisee Association representing over 8,000 Burger King restaurants worldwide. Mr. Li is Treasurer of the Committee of 100.

        Jack C. Liu, Esq. is Senior Advisor for Morgan Stanley International Real Estate Fund ("MSREF") and is President of MSREF's affiliates New Recovery Asset Management Corp. in Taiwan. He also serves as a member of the Board of Supervisors of Hitron Technology Inc., a TSE listed company. Mr. Liu is admitted to practice law in the jurisdictions of California, Washington, D.C. and the Republic of China. His legal expertise is in international corporate, real estate and banking.

        Dominic Ng is Chairman, President and Chief Executive Officer of East West Bancorp, Inc. and East West Bank. Prior to taking the helm of East West in 1992, Mr. Ng was President of Seyen Investment, Inc. and spent over a decade as a CPA with Deloitte & Touche LLP. Mr. Ng serves on the boards of the Federal Reserve Bank of San Francisco, Los Angeles Branch and Mattel, Inc.

        Keith W. Renken is Managing Partner of Renken Enterprises, a family business which provides consulting services to growth companies. Mr. Renken is a former Senior Partner of Deloitte & Touche, LLP, from which he retired in 1932 after 32 years with the firm. Subsequent to which he was a professor in the University of Southern California Executive in Residence Program for 14 years, from 1992 to 2006. He now serves on the board of directors of Willdan Group, Inc., a public entity, as well as several other private for profit and not for profit entities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

PROPOSAL NO. 2

BOARD DECLASSIFICATION PROPOSAL

General

        The Board of Directors is proposing to amend Article XI, Section 2 of the certificate of incorporation of the Company to eliminate the provisions for the classification of the Company's Board of Directors and instead provide that each person elected as a Director at the Meeting and at subsequent annual meetings of the stockholders will be elected for a term of one year and until their respective successors are duly elected and qualified. Currently, the certificate of incorporation and the by-laws provide that the Board of Directors shall be divided into three classes with the number of Directors in each class being as nearly equal as possible. Under the current classified Board of Directors, newly elected Directors serve three-year terms. If the proposed amendments are approved, stockholders will instead elect Directors at the Meeting and hereafter for terms of one-year. The Board of Directors has unanimously approved this proposal to declassify the election of directors for three-year terms and provide for the annual election of all Directors. The Board of Directors has also approved an amendment to the Company's Bylaws to effect the declassification, with such amendments contingent upon our stockholders approval of the amendments to the certificate of incorporation described herein. Pursuant to Article XVI of the certificate of incorporation, the proposed amendments must be approved by the affirmative vote of a majority of the outstanding shares of our voting stock. The proposed amendments to the certificate of incorporation are set forth in Exhibit A hereto.

Background and Description of the Proposal

        The Company's certificate of incorporation and bylaws currently provide for a classified Board of Directors. Under the classified director provision, approximately one-third of the Directors are elected annually to serve a three-year term.

        The Corporate Governance Committee of the Board of Directors recommended the proposed amendments to the Company's certificate of incorporation and by-laws after its review of current trends in corporate governance practices and input from stockholders. The election of directors by classes has been a common corporate governance practice. However, in recent years formal stockholder proposals to amend charter documents to change this practice and elect all directors annually have generally been approved by stockholder votes and many companies have taken action to declassify their boards of directors and elect all directors annually.

        The Corporate Governance Committee and the Board of Directors considered both arguments in favor and arguments against electing directors in classes. Arguments in favor of electing directors by classes to serve staggered terms include:

  •
  Classified boards of directors help maintain continuity of experience and facilitate long-term strategic planning and its implementation.

  •
  Three-year terms allow companies to attract directors for a longer commitment and enhances the independence of non-management (or "outside") directors for a reasonable period of time free from undue management and stockholder pressures for short-term performance.

  •
  A classified board discourages efforts to change corporate policies and practices through the election of directors for short-term objectives that may have long-term disadvantages to the Company and stockholder value.

  •
  A classified board enhances the Board's ability to negotiate better results for stockholders in potential takeover situations by discouraging or slowing hostile and disruptive efforts to acquire control of the Company through the election of directors.

  •
  Director fiduciary duties and accountability to stockholders are not reduced by having classes of directors and three-year terms.

        Arguments of proponents in favor of electing all directors annually include:

  •
  The election of directors is the primary way stockholders may influence corporate policies and practices and hold management accountable for the implementation of policies.

  •
  The annual election of all directors allows stockholders to vote and comment upon the board of directors' collective actions and their results every year.

  •
  The existence of a classified board of directors may deter tender offers or substantial purchases of stock that might give stockholders the opportunity to sell their shares at a price in excess of what they would otherwise receive.

  •
  If all of the directors are elected every year, it may be easier for stockholders to reject individual directors, engage in a proxy contest or elect a new majority of directors each year.

        The Board of Directors believes there is merit in both the arguments in favor and the arguments against electing directors in classes for three-year terms. However, the Board recognizes that providing our stockholders with the opportunity to register their views on the performance of each individual director, and the Board collectively, on an annual basis, will serve stockholder interests and further our goal of maintaining best practices in corporate governance. In addition, the Board of Directors recognizes that the large majority of its shares are held by institutional investors and that as a group, institutional investors generally favor the annual election of all directors. Therefore, the Board of Directors determined to present this proposal at the Meeting for stockholder consideration and has approved the proposed amendments of the certificate of incorporation and the by-laws, subject to the approval of our stockholders. If the proposed amendments are approved by our stockholders by the requisite vote, the classified Board will be eliminated. In order to facilitate the transition from a classified board to annual elections for all of our directors, all directors whose terms would not otherwise expire at the 2009 Annual Meeting have agreed to waive the remaining portion of their term and stand for annual elections in 2009, including the directors who are standing for election at the Meeting. Vacancies that occur during the year would continue to be filled by the Board of Directors to serve only until the next annual meeting.

        If the proposed amendments are not approved by our stockholders at the Meeting, the Board of Directors will remain classified and the directors elected at the Meeting will serve for a term ending at the Company's 2011 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        The Company is committed to having sound corporate governance principles. These principles are essential to running the Company's business efficiently and to maintaining the Company's integrity in the marketplace. The Company has adopted formal Corporate Governance Guidelines to explain our corporate governance principles to investors. In addition, the Company has also adopted a Code of Ethical Conduct. These guidelines, as well as our Code of Ethics and other governance matters of interest to investors, are available through our website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

DIRECTOR INDEPENDENCE/FINANCIAL EXPERTS

        The Company's Board of Directors has conducted a review regarding the "independence" of each of its members under the standards of Rule 4200(a) (15) of the Nasdaq Stock Market, Inc.

("NASDAQ") listing standards. The Board has determined that seven of its nine continuing members, all of whom are non-employee directors, satisfy the NASDAQ's "independence" requirements. These independent directors are: Peggy Cherng, Rudolph I. Estrada, Andrew S. Kane, John Lee, Herman Y. Li, Jack C. Liu and Keith W. Renken. Accordingly, a majority of the Board of Directors, and each member of its Audit, Compensation, and Nominating/Corporate Governance Committees, satisfy the independence requirements of the NASDAQ.

        In addition, the Board of Directors has conducted a review regarding the qualifications of each member of the Audit Committee under the standards of Rule 4350(d) (2) of the NASDAQ listing standards and Section 10A(m) of the Exchange Act and determined that all members meet these standards.

        The Company's Board of Directors has also conducted a review regarding whether any members of the Audit Committee meet the criteria to be considered a "financial expert" as that term is defined by the SEC. Based on its review, the Board determined that all members of the Audit Committee, Andrew S. Kane, John Lee, Keith W. Renken, and Herman Y. Li, its chairman, qualify as "financial experts" by reason of their prior job experience.

COMMITTEES OF THE BOARD OF DIRECTORS

        The business of the Company's Board of Directors is conducted through its meetings, as well as through meetings of its committees. Set forth below is a description of the committees of the Board.

Audit Committee

        The Audit Committee reviews and reports to the Board on various auditing and accounting matters. The Audit Committee also engages the independent public accountants, reviews the scope and results of the procedures for internal auditing, reviews the Company's financial statements, reviews the independence of the Company's independent auditors, and approves all auditing and non-auditing services performed by its independent auditors. The Audit Committee currently consists of Andrew S. Kane, John Lee, Keith W. Renken, and Herman Y. Li as chairman. All members of the Audit Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards. The Bank also has an Audit Committee, which consists of the same directors who comprise the Company's Audit Committee and which generally meets jointly with the Company's Audit Committee. The Audit Committees met nine times in 2007. The charter of the Company's Audit Committee is attached to this Proxy Statement as Exhibit B and is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

Compensation Committee

        The Compensation Committee establishes executive compensation policies as well as the actual compensation of the Chief Executive Officer. The Compensation Committee currently consists of Peggy Cherng, Keith W. Renken, and Jack C. Liu as chairman. All members of the Compensation Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards. The Bank also has a Compensation Committee, which consists of the same directors who comprise the Company's Compensation Committee and which generally meet jointly with the Company's Compensation Committee. The Compensation Committees met five times in 2007. The charter of the Compensation Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

        The Compensation Committee's responsibilities include:

  •
  Approving the annual and long-term incentive compensation programs for the CEO and other executive management;

  •
  Annually, creating performance goals and criteria for the Company and evaluating the Company's performance against those goals;

  •
  Annually, establishing and evaluating the CEO's performance and compensation;

  •
  Annually, approving annual compensation and grants of incentive shares to all other executive officers;

  •
  Conducting the executive evaluation process in a manner that promotes trust and open communication between the Board and CEO, ensuring the CEO understands the Board's expectations, and providing feedback to the CEO on his or her performance;

  •
  As appropriate, reviewing CEO compensation and benefits compared to peer companies;

  •
  Annually determining the officers of the Company who will be eligible for participation in the Company's Performance-Based Bonus Plan, establishing by no later than 90 days after the beginning of each fiscal year the specific goals of participants under the Bonus Plan, and certifying the meeting of such goals and awarding bonuses under such plan;

  •
  Reviewing and making recommendations to the Board of Directors with respect to the compensation of directors;

  •
  Reporting to the Board of Directors on the selection of goals and on the results of the evaluation and compensation review.

        The CEO provides reviews and recommendations for senior management personnel for the consideration of the Compensation Committee. The performance of the CEO and other executive officers is reviewed by the Compensation Committee. Additionally, the Compensation Committee employs Towers Perrin, an independent executive compensation consulting firm, as its compensation consultant. The role of Towers Perrin is to assist and advise the Compensation Committee in its deliberations.

Risk Oversight Committee

        The Risk Oversight Committee reviews enterprise risk management, including credit matters, the loan portfolio, asset-liability policy, capital requirements and ratios, and interest rate risk. The Risk Oversight Committee was formed in 2006 when the Credit and Finance Committee expanded its scope and added members. The Risk Oversight Committee currently consists of Peggy Cherng, Rudolph I. Estrada, John Lee, and Keith W. Renken as chairman. The Bank also has a Risk Oversight Committee, which consists of the same directors who comprise the Company's Risk Oversight Committee and which generally meets jointly with the Company's Risk Oversight Committee. The Risk Oversight Committees met four times in 2007. The charter of the Risk Oversight Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee nominates persons for election as directors and reviews corporate governance matters. The Nominating/Corporate Governance Committee currently consists of Rudolph I. Estrada, Jack C. Liu, and Herman Y. Li as chairman. All members of the Nominating/Corporate Governance Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards. The Bank also has a

Nominating/Corporate Governance Committee, which consists of the same directors who comprise the Company's Nominating/Corporate Governance Committee and which generally meets jointly with the Company's Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committees met three times in 2007. The charter of the Nominating/Corporate Governance Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

Executive Committee

        The Executive Committee is authorized to exercise certain powers of the Board of Directors during intervals between the meetings of the Board of Directors. The Executive Committee currently consists of Rudolph I. Estrada, Dominic Ng and Julia S. Gouw. The Bank also has an Executive Committee, which consists of the same directors who comprise the Company's Executive Committee. The Company's Executive Committee met three times in 2007 and the Bank's Executive Committee met 31 times in 2007. The charter of the Executive Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

Board Attendance of Meetings

        The Company's Board of Directors met six times during 2007 and the Bank's Board of Directors met eight times during 2007. All of the directors attended 100% of the meetings of the Company's Board of Directors, 88% of the meetings of the Bank's Board of Directors and 100% of the meetings of the Committees on which he or she served in 2007. The policy of the Company is to encourage all directors who are being elected and all directors who are also employees of the Company to attend the annual meeting of stockholders. All of the directors attended the 2007 annual meeting of stockholders.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholder Nominees

        The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications." Any stockholder nominations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

  Corporate Secretary
  East West Bancorp, Inc.
  135 N. Los Robles Avenue, 7th Floor
  Pasadena, California 91101

        In addition, nominations for director may be made by any stockholder entitled to vote for the election of directors if proper notice is given in accordance with the Bylaws. Notice of a stockholder's intention to make any nominations must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the meeting at which directors are to be elected. However, in the event that less than sixty-five (65) days notice of the meeting is given to stockholders, notice by the stockholder, to be timely, must be delivered not later than the close of business on the seventh (7th) day following the date of mailing notice of the meeting to stockholders. Such notification shall contain the following information: (a) all information about each proposed nominee that would be required in a proxy solicitation under the federal proxy rules; (b) the name and address of the notifying stockholder; and (c) the number of shares of the Company's Common Stock beneficially owned by the notifying stockholder. Nominations not made in accordance with the requirements in the Bylaws may be disregarded.

Director Qualifications

        The Company's Corporate Governance Guidelines contain Board membership criteria that apply to Nominating/Corporate Governance Committee recommended nominees for a position on the Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, finance, accounting, law or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.

Identifying and Evaluating Nominees for Directors

        The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating/Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating/Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating/Corporate Governance Committee, and may

be considered at any point during the year. As described above, the Nominating/Corporate Governance Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating/Corporate Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company's annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating/Corporate Governance Committee. In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

COMMUNICATIONS WITH THE BOARD

        The Company's Board of Directors welcomes suggestions and comments from stockholders. All stockholders are encouraged to attend the annual meeting of stockholders where senior management and outside auditors, as well as members of the Board, will be available to answer questions. Stockholders may also send written communications to the Board by writing to the Secretary of the Board of Directors at East West Bancorp, Inc., 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101. All communications (other than commercial communications soliciting the sale of goods or services to, or employment with, the Company or directors of the Company) will be directed to the appropriate committee or to the Chairman of the Board or to any individual director specified in the communication, as applicable.

EXECUTIVE SESSIONS

        Executive sessions of non-management directors are generally held after every regularly scheduled Board meeting, at least six times a year. The sessions are scheduled and chaired by a presiding director on a rotating basis by the Chair of the Audit Committee, the Compensation Committee, the Risk Oversight Committee, and the Nominating/Corporate Governance Committee. In addition, the non-management directors generally also meet separately with only the Chief Executive Officer in an executive session after each regularly scheduled board meeting. Any non-management director can request that an additional executive session be scheduled.

STOCK OWNERSHIP GUIDELINES

        All directors and executive officers are encouraged to own the Company's Common Stock to further align management's financial interests with stockholders' interests. Under the Company's stock ownership guidelines for directors, all directors who have served at least three years should accumulate at least $50,000 of Common Stock. Guidelines for senior officers are also in place and constitute share ownership in an amount having a market value equivalent to a multiple of the individual's annual base salary, depending upon that individual's management level, to be achieved within three years of becoming subject to the guideline. Stock ownership guidelines for directors and senior officers can be found through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance. Executive officers may not engage in hedging strategies or sell short or trade derivatives involving East West Bancorp securities.

DIRECTOR COMPENSATION

        The Compensation Committee is responsible for reviewing the compensation of the directors and making recommendations for changes to the Board of Directors. Employees of the Company and its subsidiaries are not compensated for service as directors of the Company or its subsidiaries and are not included in the table below. The compensation received by Mr. Ng and Ms. Gouw as employees of the Company are shown in the "Summary Compensation Table".

        In 2007, non-employee directors received an annual retainer of $25,000 in cash. Additionally, in 2007 non-employee directors received a $15,000 increase in the annual restricted stock award to $40,000. The restricted stock vests 100% after the 3rd anniversary of the grant date. The committee chairs each receive an additional annual cash retainer as follows: Audit—$10,000; Compensation—$7,000; Risk Oversight—$5,000; Nominating/Corporate Governance—$5,000. Non-employee directors also receive a meeting fee of $1,000 for each Board and committee meeting attended. Non-employee directors may elect to receive their annual $25,000 cash retainer in the form of Common Stock, at a 25% risk premium (i.e., $31,250 of common stock) if they agree to hold the stock for at least one year.

        The following table summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2007:

2007 Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(3) (c)	Option Awards ($)(4) (d)	All Other Compensation ($) (g)	Total ($) (h)
Peggy Cherng(1)	$17,012	$55,583	$—	$—	$72,595
Rudolph I. Estrada(1)(2)	18,012	52,058	21,682	60,000	151,752
Andrew S. Kane	2,012	—	—	—	2,012
John Lee(1)	21,012	45,420	—	—	66,432
Herman Y. Li(1)	35,012	55,583	—	—	90,595
Jack C. Liu(1)	23,012	55,583	—	—	78,595
Keith W. Renken(1)	30,012	55,583	—	—	85,595

(1)
This non-employee director elected to receive his/her annual $25,000 cash retainer in the form of Common Stock, at a 25% risk premium (i.e., $31,250 of common stock). Each director is required to hold the stock for at least one year. The non-employee directors received the stock in lieu of the cash retainer on July 24, 2007. Andrew S. Kane did not receive a cash retainer in 2007 as he was not elected a board member until after this date.

(2)
The amount shown under Column (g) as All Other Compensation for Mr. Estrada represents consulting fees paid during the year.

(3)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with Statement of Financial Accounting Standards No. 123R Share-based Payment (FAS 123R). This amount may consist of restricted stock awards granted in and prior to 2007 and also stock received in lieu of the annual cash retainer. As of December 31, 2007, each director had the following restricted stock awards outstanding: Peggy Cherng, 2,285 shares; Rudolph I. Estrada, 2,285 shares; Andrew S. Kane, 0 shares; John Lee, 1,698 shares; Herman Y. Li, 2,285 shares; Jack C. Liu, 2,285 shares; and Keith W. Renken, 2,285 shares.

(4)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123R. This amount consists of stock option awards granted in 2005 as no stock options were awarded to directors since 2005. As of December 31, 2007, the following directors had the following stock option awards outstanding: Peggy Cherng, 20,000 options; Rudolph I. Estrada, 10,000 options; Herman Y. Li, 20,000 options; Jack C. Liu, 17,000 options; and Keith W. Renken, 40,000 options.

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis ("CD&A") describes the objectives, processes and procedures of the Board of Directors and Compensation Committee with respect to the compensation earned by our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers, as named in the "Summary Compensation Table" below. We refer to all of these officers as "Named Executives." Although the compensation programs discussed below are applicable to the Named Executives and other executives of the Company, this CD&A focuses primarily on the Named Executives.

Objectives of the Company's Compensation Committee

        The Company's Compensation Committee is responsible for establishing goals, evaluating the performance and establishing the compensation of the Chief Executive Officer, administering the East West Bancorp, Inc. Performance-Based Bonus Plan, overseeing the development of other annual and long-term compensation programs for senior management personnel, and making awards under the East West Bancorp, Inc. 1998 Stock Incentive Plan, as amended. The Compensation Committee is also responsible for approving the compensation of the other executive officers of the Company.

        The members of the Compensation Committee are Peggy Cherng, Keith W. Renken, and Jack C. Liu as chairman. Each member of the Compensation Committee is independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards.

        Specifically, the Compensation Committee has the responsibilities described below:

  •
  Oversee the development of, and approve, annual and long-term incentive compensation programs for the CEO and other executive management;

  •
  On an annual basis, establish goals for the CEO, evaluate the performance of the CEO, and establish the compensation of the CEO. The Committee shall obtain input from the full Board and report to the Board on the selection of goals and on the results of the evaluation and compensation review;

  •
  Receive an annual report from the CEO of his or her performance assessment;

  •
  Approve annual compensation and grants of incentive shares of all executive officers;

  •
  Conduct the executive evaluation process in a manner that promotes trust and communications between the Board and CEO, ensure the CEO understands the Board's expectations; and provide feedback to the CEO on his or her performance;

  •
  As appropriate from time to time, review CEO compensation and benefits compared to peer companies;

  •
  Annually determine the officers of the Company who will be eligible for participating in the Performance-Based Bonus Plan of the Company, determining by no later than 90 days after the beginning of each fiscal year the specific goals of participants under the Bonus Plan, and for certifying the meeting of such goals and awarding bonuses under such plan;

  •
  Review and make recommendations to the Board of Directors with respect to the compensation of directors.

Overall Philosophy and Design

        The goals of the executive compensation and benefits programs are to enable the Company to attract and retain high caliber executives, provide a total compensation package in a cost effective manner, encourage management ownership of the Company's Common Stock and maximize return to its stockholders.

        The Company's philosophy is to provide a compensation program that is designed to reward executives for the achievement of the Company's goals and objectives and to provide total compensation opportunities that are competitive when compared with those of comparable financial institutions.

        The program is designed to reward the achievement of specific metrics set by the Compensation Committee each year, which metrics are set to encourage sustainable growth in earnings and returns to shareholders. The metrics may change from year to year based on the perceived needs of the Company. A bonus formula is set under which the achievement of certain metrics results in pre-determined bonuses. The 2007 metrics are described in more detail below. In addition, the program is designed so that the Compensation Committee has discretion in a non-formulaic way to award less compensation than would otherwise be paid under the metrics in order to focus executives on meeting goals in a way consistent with long term sustainable growth.

        To achieve these objectives:

  •
  The principal objective of the salary program is to maintain salaries that are targeted to be in the median range for comparable positions in similarly sized financial institutions;

  •
  The annual total cash compensation incentives are designed to reward for overall Company success and individual performance when performance targets are met; above-average compensation may be warranted when performance goals are exceeded;

  •
  The long-term stock-based incentive plan is designed to align management's financial interests with those of the Company's stockholders, provide incentive for management ownership of the Company's Common Stock, support the achievement of the Company's long-term financial objectives, and provide management with long-term financial opportunities.

Role of Executive Officers and Compensation Consultants in Compensation Decisions

        The CEO provides reviews and recommendations for senior management personnel for the consideration of the Compensation Committee. The performance of the CEO and other executive officers is reviewed by the Compensation Committee. Additionally, the Compensation Committee employs Towers Perrin, an independent executive compensation consulting firm, as its compensation consultant. The role of Towers Perrin is to assist and advise the Compensation Committee in its deliberations. The Compensation Committee also consults or obtains input from time to time with the Chief Executive Officer, the Chief Financial Officer, the Chief Strategic Officer and the General Counsel.

Peer Group and Executive Compensation Benchmarking

        The Compensation Committee has employed Towers Perrin to conduct an analysis of CEO compensation at peer banks of similar size and scope. The Compensation Committee used this analysis to help establish a competitive pay level for CEO compensation. The Compensation Committee does not perform a formal benchmarking analysis for the compensation of the other Named Executives. However, the Compensation Committee regularly competes with peer banks in California for banking executives and accordingly, the Compensation Committee is aware of the compensation being offered in the marketplace. Employee benefits are offered to provide a competitive total compensation program, with an emphasis on incentive compensation, and to encourage retention of key employees.

        The peer group includes U.S commercial banks with total assets of between $5 billion and $50 billion with similar financial performance. The Compensation Committee, assisted by Towers

Perrin, reviews and approves the peer group, and makes changes as appropriate to better reflect banks of similar size, business characteristics and performance. These peer banks are used for comparison of our financial performance, compensation levels for the CEO and compensation program design. The approved peer group banks include:

Associated Banc-Corp
Bank of Hawaii Corporation
Cathay General Bancorp
Central Pacific Financial Corporation
City National Corporation
Commerce Bancshares Inc.
Cullen/Frost Bankers Inc.
CVB Financial Corporation
First Citizens Bancshares Inc.	First Community Bancorp
First Midwest Bancorp Inc.
Pacific Capital Bancorp
NBT Bancorp Inc.
SVB Financial Group
Wilmington Trust Corporation
UCBH Holdings Incorporated
Umpqua Holdings Corporation
Zions Bancorporation

        The Compensation Committee evaluated 2007 financial performance on a year over year basis and also on a relative basis compared to the peer group banks. Specifically, the financial performance metrics and measurements against the peer group banks include:

  •
  Profitability

  •
  Net Income

  •
  3-Year EPS Growth

  •
  3-Year Earnings Before Income Tax Growth

  •
  Return Measurements

  •
  Return on Assets

  •
  Return on Equity

  •
  3-Year Total Shareholder Return

  •
  Other Measures

  •
  Debt to Equity Ratio

  •
  Non-performing Assets (% of Total Assets)

  •
  Non-Interest Income (% of Net Income)

  •
  Market to Book Ratio

        East West Bancorp was in the top 25% quartile in all of the profitability measures, and in the return and other measurements we averaged at the 50% percentile level.

        The Compensation Committee compared the relative performance of the Company and the pay for the CEO as compared to our competitors and peer group. Based on this peer group analysis, the Compensation Committee determined the CEO's total compensation level, including base salary, cash performance bonus and long-term incentive compensation. Additionally, the Compensation Committee reviews the accumulated realized and unrealized stock option and restricted stock gains, dollar value of perquisites and other personal benefits to the CEO and the cost to the Company and actual projected payment obligations under the Company's supplemental executive retirement plan.

Elements of the Compensation Program

        The principal elements of compensation for the Named Executives include:

  •
  Base salary

  •
  Bonus compensation (including performance-based incentives)

  •
  Long-term stock-based incentive compensation (stock options and/or restricted stock)

  •
  Retirement benefits

  •
  Deferred compensation

        Each executive's compensation is based on the above components as well as consideration of the executive's total compensation package.

Base Salaries

        The salary of each Named Executive is determined initially according to competitive pay practices, level of responsibility, experience level, and breadth of knowledge, as well as internal equity issues. The Compensation Committee reviews and approves the base salaries for the Named Executives each year. 2008 base salaries were determined in early 2008, effective March 1, 2008 for all officers, including all named executive officers. At the request of Mr. Ng to the Compensation Committee, his 2008 base salary was unchanged from the 2007 level. Effective March 1, 2008, Ms. Gouw's salary increased to $306,748, Mr. Krause's salary increased to $231,509, Mr. Chow's salary increased to $224,957 and Mr. Chen's salary increased to $245,705.

Annual Incentives

        The Company provides annual incentives to all employees, including Named Executives. Annual incentives are intended to reward for overall Company success and individual performance and provide generally competitive total cash compensation opportunities when performance targets are met; above-average compensation may be warranted when performance goals are exceeded.

        In 2002, the stockholders of the Company approved the Company's Performance-Based Bonus Plan (the "Bonus Plan"). The Bonus Plan was adopted in light of Internal Revenue Service ("IRS") Code Section 162(m), which does not permit a publicly traded company to deduct compensation in excess of $1,000,000 unless the compensation in excess of $1,000,000 is "performance based." The Bonus Plan is structured so that bonuses paid under the Bonus Plan will qualify as "performance-based" compensation. To qualify as performance-based, the bonus must be determined by measurable and objective financial criteria, such that the amount of the bonus, once the formula is established, is non-discretionary, except that the Compensation Committee may discretionarily adjust the actual bonus downward from the formula bonus. Because bonuses are paid under the Bonus Plan only if the Company's financial or other results meet or exceed certain quantifiable performance goals established by the Compensation Committee, the Compensation Committee believes that the Company may deduct such bonuses for Federal income tax purposes even if the bonus payments, together with salary, paid to an executive officer in any one year may exceed $1,000,000. Currently, Mr. Ng, the CEO of the Company, is the only officer participating in the Bonus Plan.

        On March 20, 2007, the Compensation Committee set the performance measures for Mr. Ng and the other Named Executives for 2007. For 2007, the performance criteria for Mr. Ng was based on an overall weighting of earnings per share of 75% and return on equity of 25%. Payments of awards under the Bonus Plan are based upon the achievement of these objectives for 2007. The Compensation Committee also set threshold, target and maximum bonus amounts for Mr. Ng. The target bonus amount was 125% of his $800,000 base salary, or $1,000,000. The Compensation Committee set the target level for the Company's earnings per share and return on equity at levels the Compensation Committee believes are challenging but achievable. A formula was established based on the earnings per share and return on equity goals that sets a payout range around the target bonus amount. The formula determines the percentage of the target bonus to be paid, based on the achievement of the performance goals. The Compensation Committee has the discretion to reduce the bonus in a non-formulaic manner, based upon circumstances, including the overall criteria applicable in determining the bonuses of other executive officers, the results of regulatory examinations, regulatory compliance, and initiatives to build a strong platform to support continued growth.

        On February 19, 2008, the Compensation Committee met and measured the 2007 performance for the Company. The Compensation Committee determined the dollar amount of Mr. Ng's 2007 bonus based on the achievement of the earnings per share and return on equity performance metrics. Because of the Company's outstanding performance in 2007, the formulaic bonus could have been paid out at above the target bonus amount. Mr. Ng's actual bonus award was 151% of his $800,000 base salary, or $1,208,000. No cash bonus was paid to Mr. Ng outside of the Bonus Plan outside of the Bonus Plan. Also on February 19, 2008, the Compensation Committee approved the bonuses for the other Named Executives. For fiscal year 2007, 50% of the other Named Executives' annual incentive award was based upon achievement of corporate goals and 50% was based on the fulfillment of personal goals. The personal goals for each Named Executive were determined early in 2007 and varied based on the nature and responsibility of the position. The corporate goals in 2007 related to earnings per share, return on equity, growth in commercial business, trade finance, and demand deposits, expenditure control and strategic objectives. We believe that disclosure of the specific target goals would provide our competitors with information about certain elements of our strategic plan that could negatively impact our competitiveness in the marketplace and limit our ability to achieve the company's financial objectives. Moreover, we also believe that such disclosure would provide our competitors with confidential information about our compensation programs that may enable the effective recruitment of certain key executives. Additionally, the Compensation Committee also considers, in a non-formulaic way, each named executive officer's individual contributions and performance.

Long-Term Stock-Based Incentives

        The Company believes that long-term incentive compensation opportunities should be stock-based to strengthen the alignment between management's interests and those of Company's stockholders. Under its 1998 Stock Incentive Plan, the Company generally grants incentive shares in restricted stock and/or stock options to all executive officers of the Company and the Bank.

        On an annual basis, after the financial statements for the prior year have been finalized, the Compensation Committee meets to evaluate the performance for the prior year and to recommend compensation for the CEO and the other executive officers for the current year. At this time, the annual cash incentive bonus for the CEO and other executive officers is determined for the prior year. Additionally, stock options and shares of restricted stock are also approved and granted to the CEO and the other executive officers at this time.

        In determining the number of incentive shares granted to individual executives, individual contributions, business unit performance, competitive practices, the number of incentive shares previously granted, and value of the stock on the date of the grant are considered. Formal weightings have not been assigned to these factors and the Compensation Committee has the discretion to adjust the percentage between restricted stock and stock options that a Named Executive receives. All stock options have been granted at an option price not less than the fair market value of the common stock on the date of grant. Thus, stock options have value only if the stock price appreciates from the date the options are granted. Restricted stock provides a tangible ownership stake whose ultimate value is linked to the stock price, and which helps in retaining talented executives. The object is to support an executive team focused on the long-term success of the Company and on the creation of stockholder value over the long term.

        The stock options granted to all Named Executives generally vest at a rate of 1/3 after the second anniversary of the grant date, 1/3 after the third anniversary of the grant date, and 1/3 after the fourth anniversary of the grant date.

        The Chief Executive Officer was granted performance-based restricted stock with a two-year cliff vesting on March 9, 2006 and on March 20, 2007 under the Bonus Plan. The actual number of shares the Chief Executive Officer will receive under these grants will depend on the Company's achievement of specified performance targets. For the performance-based restricted stock granted on March 9, 2006, the performance period is from January 1, 2006 through December 31, 2007 and the performance criteria is based on the Company's earnings per share performance during this same period. For the performance-based restricted stock granted on March 20, 2007, the performance period is from January 1, 2007 through December 31, 2008 and the performance criteria is based on the Company's earnings per share performance during this same period. At the end of each performance period, the number of stock awards issued will be determined based on established performance metrics. The Compensation Committee will determine the final amount. If the Company performs below its performance target, the Compensation Committee may, at its discretion, choose not to award any shares. Currently, Mr. Ng is the only officer participating in the Bonus Plan. For Mr. Ng, vesting of all restricted stock is subject to a performance goal established to qualify as performance-based under Code Section 162(m). The number of shares that Mr. Ng receives will depend on the achievement of multi-year earnings per share performance criteria.

        The restricted stock granted to other Named Executives generally vests at a rate of 1/2 after the fourth anniversary of the grant date and 1/2 after the fifth anniversary of the grant date.

        The long-term stock-based incentives awarded by the Compensation Committee during 2007 are reflected in the "Grants of Plan-Based Awards Table". Additionally, the dollar amounts recognized for financial statement purposed during 2006 and 2007 related to long-term stock-based incentives are reflected in the "Summary Compensation Table".

Stock Ownership Guidelines for Named Executives

        The Company has stock ownership guidelines for all senior officers (including the Named Executives). The stock ownership guideline constitutes share ownership in a market value equivalent to a multiple of the executive's annual base salary, depending upon that executive's management level, to be achieved within three years of becoming subject to the guideline. The stock ownership guidelines applicable are three times annual base salary for the Chief Executive Officer and one time annual base salary for all other Named Executives, if tenure is three years or more. Ownership can be by direct or beneficial ownership of common shares or by ownership of restricted stock.

Retirement Benefits

        The Company has two retirement plans. The Company's 401(k) Plan (the "401(k) Plan") is a qualified retirement plan under the Internal Revenue Code of 1986 as amended (the "Code") and is open to all employees of the Company and its subsidiaries with at least three months of service. In 2007, the Company matched 100% of the first 6% of employee salary contributions to the 401(k) Plan, up to a maximum contribution of $13,500 per employee.

        The Company also has a Supplemental Executive Retirement Plan (the "SERP") which provides supplemental retirement benefits to certain Named Executives, Mr. Ng, Ms. Gouw, Mr. Krause and Mr. Chow. The SERP is discussed in further detail under the heading "Retirement Plans".

Deferred Compensation

        The Named Executives, along with other officers of the Company, are entitled to participate in the nonqualifed deferred compensation plan (the "Deferred Compensation Plan") which was established by the Company in 1997. The Company does not contribute to the Deferred Compensation Plan. All executive contributions in the last fiscal year are included in the amounts reported as compensation in the Summary Compensation Table. The Deferred Compensation Plan is discussed in further detail under the heading "Nonqualified Deferred Compensation".

2007 Compensation for Named Executive Officers

        The Compensation Committee followed the abovementioned processes—reviewing relative performance of the Company, competitive pay practices, level of responsibility, experience level, and breadth of knowledge to review and approve the 2007 compensation levels for each Named Executive. The compensation for each Named Executive for 2007 is shown in the following table.

Name	Base Salary ($)(1)	Cash Incentive ($)(1)	Total Base Salary and Cash Incentive ($)(1)	Restricted Stock Awards (#)(1)(2)(3)	Option Awards (#)(1)
Dominic Ng	$791,667	$1,208,000	$1,999,667	18,137	47,914
Julia S. Gouw	286,654	320,000	606,654	2,032	8,075
Douglas P. Krause	217,005	225,000	442,005	1,645	6,460
Donald S. Chow	214,588	142,000	356,588	15,325	6,460
Wellington Chen	234,380	162,000	396,380	2,032	8,075

(1)
The amounts shown in the table above represent base salary, restricted stock and option awards given to the Named Executives in 2007. The amounts shown for annual cash incentives represent the incentive compensation awards for fiscal year 2007 which were paid in March 2008.

(2)
In March 2007, the Compensation Committee approved and determined a target performance-based restricted stock grant for the CEO of $1,400,000 or 36,073 shares. This performance-based restricted stock is based on a two-year performance period from January 1, 2007 to December 31, 2008. The performance stock goals were set by the Compensation Committee before the unprecedented crisis in the mortgage and capital markets impacted the Company, along with the entire financial markets. As of April 15, 2008, based on our current estimate of the Company's performance in 2008, we expect that the CEO will receive 18,037 shares from the 2007 performance-based restricted stock grant. This final number of shares granted to the CEO may differ from this amount, based on the performance of the Company for the remainder of 2008.

(3)
In August 2007, the Compensation Committee granted Donald S. Chow a restricted stock award of 13,680 shares to reflect his leadership and increased responsibilities in his new role as the President of Desert Community Bank, a Division of East West Bank.

Accounting and Tax Considerations of Executive Compensation

        SFAS No. 123(R) requires companies to account for stock options using the fair value method, which generally results in compensation expense recognition. The Company adopted SFAS No. 123(R), Share-Based Payment, on January 1, 2006 using the modified prospective method. The modified prospective method requires application of the new Statement to new awards and to awards modified, repurchased or cancelled after the required effective date. Additionally, compensation cost for the portion of awards for which the requisite service has not been rendered that are outstanding as of January 1, 2006 will be recognized as the requisite services are rendered on or after January 1, 2006. The compensation cost of that portion of awards is based on the grant-date fair value of those awards as calculated for pro forma disclosures under the original SFAS No. 123. For more information, please see our Annual Report on Form 10-K for the year ended December 31, 2007.

        IRS Code Section 162(m) places a limit of $1 million on the amount of compensation that may be deducted by the Company in any taxable year with respect to each "covered employee" within the meaning of Section 162(m). However, "performance-based compensation" within the meaning of Section 162(m) is not subject to the deduction limit. To qualify as performance-based, the bonus must be determined by measurable and objective financial criteria, such that the amount of the bonus, once the formula is established, is non-discretionary, except that the Compensation Committee may discretionarily adjust the actual bonus downward from the formula bonus. Because bonuses are paid under the Bonus Plan only if the Company's financial or other results meet or exceed certain quantifiable performance goals established by the Compensation Committee, the Compensation Committee believes that the Company may deduct such bonuses for Federal income tax purposes even if the bonus payments, together with salary, paid to an executive officer in any one year may exceed $1 million. The Compensation Committee considers the impact of this IRS rule when developing and approving all elements of executive compensation. Currently, all elements of executive compensation have been designed so that the Company may deduct the total expense.

REPORT BY THE COMPENSATION COMMITTEE

        East West Bancorp's Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of three non-employee Directors named at the end of this report each of whom is independent as defined by the NASDAQ listing standards.

        The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis. Based upon this review and our discussions, the East West Bancorp Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this 2008 Proxy Statement and be included by reference in its Annual Report on Form 10-K for the year ended December 31, 2007.

                      The 2008 COMPENSATION COMMITTEE
                      Jack C. Liu, Chairman
                      Peggy Cherng
                      Keith W. Renken

COMPENSATION OF EXECUTIVE OFFICERS

        It is expected that until the executive officers of the Company begin to devote significant time to the separate management of the Company and the Bank, which is not expected to occur until such time as the Company becomes actively involved in additional businesses, the executive officers will only receive compensation for services as executive officers and employees of the Bank, and no separate compensation will be paid for their services to the Company.

        The following table sets forth the name and compensation of the Named Executives for the fiscal years ended December 31, 2006 and 2007:

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($)(1)(2) (d)	Stock Awards ($)(3) (e)	Option Awards ($)(4) (f)	Non-Equity Incentive Plan Compensation ($)(1)(2) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compensation ($)(6) (i)	Total ($) (j)
Dominic Ng	2007	$791,667	$—	$1,138,171	$265,778	$1,208,000	$1,283,893	$50,051	$4,737,560
Chairman, President, and	2006	740,000	—	793,644	629,328	1,280,000	1,118,026	50,718	4,611,716
Chief Executive Officer
Julia S. Gouw	2007	286,654	320,000	67,772	82,841	—	694,766	21,280	1,473,313
Executive Vice President,	2006	270,838	220,000	74,927	63,219	—	605,006	27,990	1,261,980
Chief Financial Officer,
and Director
Douglas P. Krause	2007	217,005	225,000	52,318	62,916	—	107,656	19,996	684,891
Executive Vice President,	2006	208,338	130,000	57,586	46,167	—	97,391	12,904	552,386
Chief Risk Officer,
General Counsel and
Secretary
Donald S. Chow	2007	214,588	142,000	72,315	40,369	—	125,901	20,100	615,273
President of Desert	2006	205,004	123,000	40,903	27,307	—	116,631	19,680	532,525
Community Bank, a
Division of the Bank
Wellington Chen	2007	234,380	162,000	50,988	62,393	—	—	19,658	529,419
Executive Vice President	2006	220,838	180,000	98,782	42,616	—	—	20,216	562,452
and Director of
Corporate Banking

(1)
Includes compensation deferred at election of the executive and the year upon which such compensation was earned. See also "Nonqualified Deferred Compensation for the 2007 Fiscal Year Table".

(2)
The amounts shown for 2007 represent the incentive compensation awards for fiscal year 2007 that were paid in March 2008. The amounts shown for 2006 represent the incentive compensation awards for fiscal year 2006 that were paid in March 2007.

(3)
These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006 and December 31, 2007 in accordance with FAS 123R. These amounts consist of restricted stock awards granted in the current year and in prior years. Stock awards for the Chief Executive Officer include the compensation cost recognized for stock awards containing performance-based vesting conditions granted on March 9, 2006 and on March 20, 2007. The achievement of the performance condition was deemed to be probable at the grant date. Dividends accrue on all stock awards at the normal dividend rate.

(4)
These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006 and December 31, 2007 in accordance with FAS 123R and consists of stock option awards prior to 2006.

(5)
Includes the year-to-date change in the actuarial present value of the accumulated benefit under the SERP for each Named Executive only. The SERP provides supplemental retirement benefits to certain employees whose contributions to the 401(k) Plan are, under applicable Internal Revenue Service regulations, limited. See "Retirement Plans." In 2006 and 2007, there were no above-market or preferential earnings on non-qualified deferred compensation. Deferred compensation earnings are only to be included in this Summary Compensation Table if they are above-market earnings. See "Nonqualified Deferred Compensation".

(6)
Represents all other compensation including employer contributions to the 401(k) Plan, unused vacation pay, and perquisites including automobile allowances and financial planning services. Employer contributions to the 401(k) Plan and cash payout of unused vacation pay are benefits generally available to all salaried employees. The Named Executives are also provided with certain group life, health, long-term disability and medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The costs of all perquisites have been calculated based on the actual expense paid by the Company. All other compensation that exceeds $10,000, other than perquisites are described below. All perquisites or other personal benefits greater than $25,000 or 10% of the total value of all perquisites received by the Named Executive are also described below:

2006:

Mr. Ng received $13,200 in 401(k) contributions and financial planning services valued at $33,250 in 2006. Ms. Gouw received $5,650 in 401(k) contributions, $7,200 as an automobile allowance and financial planning services valued at $8,000 in 2006. Mr. Krause received $12,904 in 401(k) contributions in 2006. Mr. Chow received $13,080 in 401(k) contributions and $6,600 as an automobile allowance in 2006. Mr. Chen received $13,200 in 401(k) contributions and $7,016 as reimbursement for automobile usage in 2006.

2007:

Mr. Ng received $13,500 in 401(k) contributions and financial planning services valued at $33,250 in 2007. Ms. Gouw received $6,080 in 401(k) contributions, $7,200 as an automobile allowance and financial planning services valued at $8,000 in 2007. Mr. Krause received $9,900 in 401(k) contributions in 2007. Mr. Chow received $13,500 in 401(k) contributions and $6,600 as an automobile allowance in 2007. Mr. Chen received $12,984 in 401(k) contributions and $7,100 as reimbursement for automobile usage in 2007.

        The following stock options were granted during 2007 to the Named Executives pursuant to the Company's Stock Incentive Plan and the Performance-Based Bonus Plan:

Grants of Plan-Based Awards Table

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name (a)	Grant Date (b)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	All Other Stock Awards: Number of Shares of Stock or Units (#) (3) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (4) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Equity Award ($) (5) (l)
Dominic Ng	02/26/07								47,914	$38.81	$444,992
	02/26/07				9,018	36,073	45,091				700,016
	02/26/07	$937,500	$1,500,000	$1,875,000
	12/04/07							100			2,662
Julia S. Gouw	02/26/07								8,075	38.81	74,995
	02/26/07							1,932			74,981
	12/04/07							100			2,662
Douglas P. Krause	02/26/07								6,460	38.81	59,996
	02/26/07							1,545			59,961
	12/04/07							100			2,662
Donald S. Chow	02/26/07								6,460	38.81	59,996
	02/26/07							1,545			59,961
	08/20/07							13,680			500,004
	12/04/07							100			2,662
Wellington Chen	02/26/07								8,075	38.81	74,995
	02/26/07							1,932			74,981
	12/04/07							100			2,662

(1)
Under the Performance-Based Bonus Plan (the "Bonus Plan"), Mr. Ng receives a performance-based annual cash incentive. The actual cash incentive award Mr. Ng received was based on the Company's achievement of specified performance targets. The performance period for the cash incentive was from January 1, 2007 through December 31, 2007 and the performance criteria, established by the Compensation Committee in early 2007, were based on EPS and ROE metrics. The Compensation Committee determined the final amount of Mr. Ng's cash incentive on February 19, 2008, based on the Company's actual performance in 2007. The actual bonus paid to Mr. Ng based upon meeting the performance criteria could have been paid out above the target, but below the maximum. The actual bonus paid for 2006 was below the target amount and is set forth in column (g) of "Summary Compensation Table". See also "Compensation Discussion and Analysis".

(2)
Mr. Ng was granted performance-based restricted stock with a two-year cliff vesting on March 9, 2007 under the Bonus Plan. The actual number of shares Mr. Ng will receive under this grant will depend on the Company's achievement of specified performance targets. The performance period is from January 1, 2007 through December 31, 2008. At the end of the performance period, the number of stock awards issued will be determined based on the established performance metrics. The Board of Directors or the Compensation Committee will determine the final amount. If the Company performs below its performance target, the Board of Directors or the Compensation Committee may, at its discretion, choose not to award any shares. Shares of stock, if any, will be issued following the end of the performance period two years from the date of grant. The number of shares shown in the above table under column (f) Threshold refers to the minimum amount payable for a certain level of performance under the plan. Column (g) Target refers to the amount paid if the specified performance target is reached. Column (h) Maximum refers to the maximum payout possible under the Bonus Plan. See also "Compensation Discussion and Analysis" and the "Summary Compensation" table and footnotes.

(3)
Shares of restricted stock were granted pursuant to the 1998 Stock Incentive Plan of the Company. The restricted stock granted on February 26, 2007 to the Named Executives, vests 50% after four years and 50% after five years. All restricted stock granted on December 4, 2007 vests 100% after three years. Dividends are paid on shares of restricted stock at the same time dividends are paid on outstanding shares of common stock.

In August 2007, the Compensation Committee granted Donald S. Chow a restricted stock award of 13,680 shares to reflect his leadership and increased responsibilities in his new role as the President of Desert Community Bank, a Division of East West Bank.

(4)
The stock options were granted pursuant to the 1998 Stock Incentive Plan of the Company. The stock options vest and become exercisable over four years as follows: 1/3 after two years, 1/3 after three years and 1/3 after four years. The options may be exercised at any time prior to their expiration by tendering the exercise price in cash, check or in shares of stock valued at fair market value on the date of exercise. The options may be amended by mutual agreement of the optionee and East West Bancorp.

(5)
The estimated present value at grant date of options granted during fiscal year 2007 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 4 years; risk-free interest rate of 4.5%, representing the interest rate on U.S. Treasury Strips in effect at the time of grant equal to the stock option's expected term; a volatility rate of 24.1%; and a dividend yield of 1.1%, representing the $0.40 per share annualized dividend rate in 2007 divided by the fair market value of the common stock on the date of grant. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of FAS 123R.

The grant date fair value for the restricted stock reflects the FAS 123R value over the vesting period for the shares. Dividends are paid on shares of restricted stock at the same time dividends are paid on our other outstanding shares of common stock.

The actual number of shares Mr. Ng will receive under the performance-based restricted stock granted during fiscal year 2007 is based on the Company's achievement of specified performance targets. The performance period is from January 1, 2007 through December 31, 2008. Although the actual payout Mr. Ng will receive under this grant is unknown at this time, because of the unprecedented crisis in the mortgage and capital markets, it is anticipated that the future shares Mr. Ng will receive will be below the target amount. As of April 15, 2008, we estimate that Mr. Ng will receive 18,037 shares under the February 26, 2007 grant and have used this figure to calculate the grant date fair value of this award. This final number of shares granted to the CEO may differ from this amount, based on the performance of the Company for the remainder of 2008.

        The following table sets forth certain information concerning options and restricted stock held by the Named Executives under the Company's Stock Incentive Plan:

Outstanding Equity Awards at December 31, 2007

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Options (#) Exercisable (b)	Number of Securities Underlying Options (#) Unexercisable (1) (c)	Option Exercise Price ($) (e)	Option Expiration Date (1) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (2) (g)	Market Value of Shares or Units of Stocks That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3) (i)	Equity Incentive Plan Awards:Market Value of Shares or Units of Stocks That Have Not Vested ($) (3) (j)
Dominic Ng					15,250	$369,508	59,037	$1,430,467
	582,294	—	$16.92	17/07/2009
	200	—	16.64	22/10/2009
	1,000	—	16.63	28/02/2010
	750	250	26.44	24/02/2011
	400	—	11.69	17/09/2011
	200,000	—	12.95	23/01/2012
	8,500	16,500	37.63	10/03/2012
	—	45,000	36.87	09/03/2013
	—	47,914	38.81	26/02/2014
Julia S. Gouw					8,907	215,817	—	—
	200	—	16.64	22/10/2009
	1,000	—	16.63	28/02/2010
	1,000	—	7.94	31/08/2010
	750	250	26.42	05/03/2011
	400	—	11.69	17/09/2011
	40,000	—	12.95	23/01/2012
	3,614	7,016	37.63	10/03/2012
	—	16,273	36.87	09/03/2013
	—	8,075	38.81	26/02/2014
Douglas P. Krause					6,779	164,255
	200	—	16.64	22/10/2009
	1,000	—	16.63	28/02/2010
	750	250	26.42	05/03/2011
	9,050	—	12.95	23/01/2012
	2,168	4,210	37.63	10/03/2012
	—	13,561	36.87	09/03/2013
	—	6,460	38.81	26/02/2014
Donald S. Chow					18,160	440,017
	200	—	16.64	22/10/2009
	1,000	—	16.63	28/02/2010
	5,000	—	12.09	16/01/2011
	750	250	26.42	05/03/2011
	16,000	—	12.95	23/01/2012
	1,807	3,508	37.63	10/03/2012
	—	5,424	36.87	09/03/2013
	—	6,460	38.81	26/02/2014
Wellington Chen					7,009	169,828	—	—
	3,614	7,016	37.63	10/03/2012
	—	8,679	36.87	09/03/2013
	—	8,075	38.81	26/02/2014

(1)
All stock options listed above vest at a rate of 1/3 after the second anniversary of the grant date, 1/3 after the third anniversary of the grant date and 1/3 after the fourth anniversary of the grant date.

(2)
The restricted stock awards aggregate the historic grants that have not vested. The shares of restricted stock for all Named Executives excluding the Chief Executive Officer either vests 100% after three years or 50% after four years and 50% after five years. On March 10, 2005 Mr. Ng was granted 25,000 shares of restricted stock which vests 20% each year, over a five-year vesting schedule. As of December 31, 2007, 15,000 of these shares were still outstanding. Additionally in 2005 and

  2006, all Named Executives were granted 75 shares of restricted stock. In 2007, the annual grant of restricted stock to all employees was increased to 100 shares. The annual grants of restricted stock to all employees vests 100% after 3 years. Each Named Executive has 250 shares of such restricted stock outstanding. Dividends are paid on shares of restricted stock at the same time dividends are paid on our other outstanding shares of common stock.

(3)
Mr. Ng was granted performance-based restricted stock with a two-year cliff vesting on March 9, 2006 and on February 26, 2007 under the Bonus Plan. The actual number of shares Mr. Ng will receive under these grants will depend on the Company's achievement of specified performance targets. For the performance-based restricted stock granted on March 9, 2006, the performance period is from January 1, 2006 through December 31, 2007. Based on the performance of the Company during the performance period from January 1, 2006 through December 31, 2007, Mr. Ng was issued the maximum payout of 41,000 shares on February 19, 2008. For the performance-based restricted stock granted on February 26, 2007, the performance period is from January 1, 2007 through December 31, 2008. At the end of the performance period, the number of stock awards issued will be determined based on established performance metrics. The Board of Directors or the Compensation Committee will determine the final amount. If the Company performs below its performance target, the Board of Directors or the Compensation Committee may, at its discretion, choose not to award any shares. Shares of stock, if any, will be issued following the end of the performance period two years from the date of grant. The number of shares shown in the above table under column (i) reflects the maximum payout possible under the Bonus Plan. Although the actual payout Mr. Ng will receive under this grant is unknown at this time, because of the unprecedented crisis in the mortgage and capital markets, it is anticipated that the future shares Mr. Ng will receive will be below the target amount. As of April 15, 2008, estimate that Mr. Ng will receive 18,037 shares under the February 26, 2007 grant and have used this payout figure in the calculation of the number of shares shown in the above table under column (i). This final number of shares granted to the CEO may differ from this amount, based on the performance of the Company for the remainder of 2008.

        The following table sets forth certain information concerning options and stock awards held by the Named Executives under the Company's Stock Incentive Plan:

Option Exercises and Stock Vested in 2007 Fiscal Year

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Dominic Ng(1)	415,180	$15,688,167	5,075	$187,031
Julia S. Gouw	63,250	2,494,573	2,075	74,981
Douglas P. Krause	—	—	2,075	74,981
Donald S. Chow	10,000	407,500	2,075	74,981
Wellington Chen	—	—	75	2,081

(1)
Stock option exercises for Mr. Ng were effected pursuant to a Rule 10b5-1 trading plan entered into on January 27, 2006.

RETIREMENT PLANS

        The Company has two retirement plans. The Company's 401(k) Plan (the "401(k) Plan") is a qualified retirement plan under the Internal Revenue Code of 1986 as amended (the "Code") and is open to all employees of the Company and its subsidiaries with at least three months of service. In 2006, the Company matched 100% of the first 6% of employee salary contributions to the 401(k) Plan, up to a maximum contribution of $13,500 per employee.

        The Company also has a Supplemental Executive Retirement Plan (the "SERP") which provides supplemental retirement benefits to certain employees whose contributions to the 401(k) Plan are, under applicable Internal Revenue Service regulations, limited.

        The following table sets forth certain information concerning pension benefits for the Named Executives under the Company's SERP:

Pension Benefits for the 2007 Fiscal Year

Name (a)	Plan Name (b)	Number of Years of Credited Service (#) (c)	Present Value of Accumulated Benefit ($)(1) (d)	Payments During Last Fiscal Year ($) (e)
Dominic Ng	Supplemental Executive Retirement Plan	16	$5,263,672	$—
Julia S. Gouw	Supplemental Executive Retirement Plan	18	2,848,382	—
Douglas P. Krause	Supplemental Executive Retirement Plan	11	550,624	—
Wellington Chen	N/A	N/A	N/A	N/A
Donald S. Chow	Supplemental Executive Retirement Plan	14	597,226	—

(1)
The present value of the accumulated benefit is calculated using an 8% discount rate.

        The Board of Directors designates those employees who are eligible to participate in the SERP. The Board has designated named executive officers Mr. Ng, Ms. Gouw and Messrs. Krause and Chow as participants in the SERP. Benefits under the SERP include income generally payable commencing upon a designated retirement date until age 80. Participants will be entitled to a projected benefit equal to 50% of his or her 2001 total compensation, adjusted 3% per year for cost of living. The designated retirement date is the 20th anniversary of employment by the Company and early retirement after 15 years is permitted with lower benefits. SERP benefits begin to vest after 15 years of service; however vesting accelerates to 100% upon a change in control of the Company. Upon a termination of employment for "cause," the participant forfeits all benefits. The participant is entitled to all vested benefits in the case of a termination without "cause". The Company has purchased life insurance contracts on the participants in order to finance the cost of these benefits and it is anticipated that, because of the tax-advantaged effect of this life insurance investment, the return on the life insurance contracts will be approximately equal to the accrued benefits to the participants under the SERP, other than in the event of accelerated vesting because of a change of control.

        Mr. Ng had 16 years of service under the SERP as of December 31, 2007. Additionally, as of December 31, 2007, he was eligible for early retirement under the SERP with an annual payment of $464,813. The annual payment under the SERP after the 20th anniversary of employment or in the case of disability is $750,245 for Mr. Ng (increased by an annual 3% CPI adjustment). As of December 31, 2007, the present value of the future benefit under the SERP after the 20th anniversary of employment calculated using an 8% discount rate was $8,439,720 for Mr. Ng.

        Ms. Gouw had 18 years of service under the SERP as of December 31, 2007. Additionally, as of December 31, 2007, she was eligible for early retirement under the SERP with an annual payment of

$210,777. The annual payment under the SERP after the 20th anniversary of employment or in the case of disability is $270,261 for Ms. Gouw (increased by an annual 3% CPI adjustment). As of December 31, 2007, the present value of the future benefit under the SERP after the 20th anniversary of employment calculated using an 8% discount rate was $3,628,044 for Ms. Gouw.

        Mr. Krause had 11 years of service under the SERP as of December 31, 2007. He is eligible for early retirement under the SERP with an annual payment of $121,552 starting November 2011. The annual payment under the SERP after the 20th anniversary of employment or in the case of disability is $185,564 for Mr. Krause (increased by an annual 3% CPI adjustment). As of December 31, 2007, the present value of the future benefit under the SERP after the 20th anniversary of employment calculated using an 8% discount rate was $1,130,120 for Mr. Krause.

        Mr. Chow had 14 years of service under the SERP as of December 31, 2007. He is eligible for early retirement under the SERP with an annual payment of $81,135 starting April 2008. The annual payment under the SERP after the 20th anniversary of employment or in the case of disability is $150,336 for Mr. Chow (increased by an annual 3% CPI adjustment). As of December 31, 2007, the present value of the future benefit under the SERP after the 20th anniversary of employment calculated using an 8% discount rate was $1,124,277 for Mr. Chow.

        The SERP is an unfunded non-qualified plan, which means that the participants have no rights under the SERP beyond those of a general creditor of the Company, and there are no specific assets set aside by the Company in connection with the plan. There are accordingly, no assurances to the participants that upon retirement the Company will be able to pay the accrued benefits. The SERP is not an employment contract. There are no other Company plans that provide for specified retirement payment and benefits, excluding those executives covered under the SERP.

NONQUALIFIED DEFERRED COMPENSATION

        The Company also has a nonqualified deferred compensation plan (the "Deferred Compensation Plan") which was established by the Company in 1997. The Deferred Compensation Plan is available to all officers above a certain level. The Company does not contribute to the Deferred Compensation Plan.

        Under the Deferred Compensation Plan, a participant is returned his or her deferrals, along with interest, in a future year or years in a single lump sum or in monthly installments, as selected by the participants, subject to the terms of the plan. The Deferred Compensation Plan allows the participants to tax defer part of their income to a later date. Participants in the plan can defer up to 80% of their base salary, bonus and performance-based compensation. Once made, deferral elections are generally irrevocable. However, deferral elections can be reduced in the event of an unforeseeable financial emergency arising from severe financial hardship. The Deferred Compensation Plan does not earn above market interest. The annual rate of return earned is 120% of the Long Term Applicable Federal Rate published periodically by the Internal Revenue Service. At December 31, 2007, the rate of return on the Deferred Compensation Plan was 5.54%.

        The following table sets forth certain information concerning benefits for the Named Executives under the Company's Deferred Compensation Plan:

Nonqualified Deferred Compensation for the 2007 Fiscal Year

Name (a)	Executive Contribution in Last Fiscal Year ($)(1) (b)	Aggregate Earnings in Last Fiscal Year ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year-End ($) (f)
Dominic Ng	$—	$145,786	$957,950	$2,082,266
Julia S. Gouw	405,324	184,494	—	3,439,416
Douglas P. Krause	—	—	—	—
Donald S. Chow	107,294	18,570	—	386,937
Wellington Chen	23,438	2,695	—	60,247

(1)
These amounts represent executive officer elective deferrals of 2007 base salary and cash incentive awards and are included in amounts reported as compensation in the "Summary Compensation Table".

EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The Bank, the Company's principal subsidiary, has entered into employment agreements with all of the Named Executives, which include change in control provisions. This is intended to ensure that the Bank will be able to maintain a stable and competent management base. Under these employment agreements, the Named Executives will receive payments upon termination of such executive's employment at the Company. Regardless of the manner in which a Named Executive terminates employment with the Company, he or she may be entitled to certain amounts upon termination including payment of base and bonus salaries, other fringe benefits, accelerated vesting of unvested stock options and restricted stock and full vesting in the SERP.

  Chief Executive Officer

        The Bank entered into an employment agreement with its Chief Executive Officer, Mr. Ng, in June 1998 in connection with the sale of the Bank by its prior stockholders. This employment agreement provides for a three-year term, which extends automatically unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation. In addition to a base salary and bonus to be determined annually, the employment agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

        In the event the Bank chooses to terminate Mr. Ng's employment for any reason other than for cause (as defined in the employment agreement), or in the event of Mr. Ng's resignation from the Bank upon (i) failure to re-elect him to his current offices; (ii) a material change in functions, duties or responsibilities; (iii) a relocation of principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; (v) a breach of the agreement by the Bank; or (vi) his death or permanent disability, Mr. Ng, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement and (ii) three times the base salary currently in effect plus three times the preceding taxable year's bonus. In addition, Mr. Ng will be entitled to an additional payment (the "Tax Gross-Up Payment") to the extent he is subject to an excise tax because such severance benefits constitute "excess parachute payments," as defined in the Code Section 280G. In general, under the Code Section 280G, an "excess parachute payment" is the amount by which payments contingent on a change in ownership or control exceed three times the employee's average annual compensation over five years.

        Under the assumption that Mr. Ng's employment with the Company was terminated on December 31, 2007 for any reason other than cause, he would be entitled to receive severance payments totaling $2,400,000 for base salary, $3,624,000 for bonus and $389,878 in vacation payout, Company 401k match, financial planning assistance, insurance and automobile usage. Also, if Mr. Ng's employment with the Company was terminated for any reason other than cause, his outstanding and unvested stock options, restricted stock and performance restricted stock would become fully vested. If Mr. Ng's employment with the Company was terminated for any reason other than cause on December 31, 2007, the market value of his unvested stock options and restricted stock which would accelerate in vesting is $0 and $2,455,492, respectively. Additionally, if a change in control occurred on December 31, 2007, Mr. Ng would immediately vest and be entitled to receive payments under the SERP. The present value of the incremental benefit Mr. Ng would receive under the SERP if a change in control occurred on December 31, 2007 is $3,615,739. The payments due to Mr. Ng upon his termination of employment on December 31, 2007, following a change in control would not result in an "excess parachute payment" under Code Section 280G, and as a result he would not be entitled to an additional Tax Gross Up Payment.

  Chief Financial Officer and General Counsel

        The Bank entered into an employment agreement with its Chief Financial Officer, Ms. Gouw, in March 1995 and with its General Counsel, Mr. Krause, in 1999. These employment agreements provide for three-year terms, which extends automatically unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation. In addition to a base salary and bonus to be determined annually, the employment agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

        In the event the Bank chooses to terminate Ms. Gouw's or Mr. Krause's employment for any reason other than for cause (as defined in the employment agreement), or in the event of resignation from the Bank upon (i) failure to re-elect the officer to his or her current offices; (ii) a material change in functions, duties or responsibilities; (iii) a relocation of principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; (v) a breach of the agreement by the Bank; or (vi) death or permanent disability, the officer, or, in the event of death, his or her beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to the officer and the contributions that would have been made on the officer's behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement and (ii)) three times the base salary currently in effect plus three times the preceding taxable year's bonus. In addition, the officer will be entitled to an additional Tax Gross-Up Payment as an offset against any excise taxes that are payable under Code Section 280G and the additional income taxes that result from such payment.

        Under the assumption that Ms. Gouw's employment with the Company was terminated on December 31, 2007 for any reason other than cause, she would be entitled to receive severance payments totaling $868,155 for base salary, $660,000 for bonus and $195,684 in vacation payout, Company 401k match, financial planning assistance, insurance and automobile allowance. Also, if Ms. Gouw's employment with the Company was terminated for any reason other than cause, her outstanding and unvested stock options and restricted stock would become fully vested. If Ms. Gouw's employment with the Company was terminated for any reason other than cause on December 31, 2007, the market value of her unvested stock options and restricted stock which would accelerate in vesting is $0 and $330,691, respectively. Additionally, if a change in control occurred on December 31, 2007,

Ms. Gouw would immediately vest and be entitled to receive payments under the SERP. The present value of the incremental benefit Ms. Gouw would receive if a change in control occurred on December 31, 2007 is $749,998. The payments due to Ms. Gouw upon her termination of employment on December 31, 2007, following a change in control would not result in an "excess parachute payment" under Code Section 280G, and as a result she would not be entitled to an additional Tax Gross Up Payment.

        Under the assumption that Mr. Krause's employment with the Company was terminated on December 31, 2007 for any reason other than cause, he would be entitled to receive severance payments totaling $655,215 for base salary, $450,000 for bonus and $148,093 in vacation payout, Company 401k match, and insurance. Also, if Mr. Krause's employment with the Company was terminated for any reason other than cause, his outstanding and unvested stock options and restricted stock would become fully vested. If Mr. Krause's employment with the Company was terminated for any reason other than cause on December 31, 2007, the market value of his unvested stock options and restricted stock which would accelerate in vesting is $0 and $250,417, respectively. Additionally, if a change in control occurred on December 31, 2007, Mr. Krause would immediately vest and be entitled to receive payments under the SERP. The present value of the incremental benefit Mr. Krause would receive if a change in control occurred on December 31, 2007 is $1,755,881. The payments due to Mr. Krause upon his termination of employment on December 31, 2007, following a change in control result in an "excess parachute payment." As a result, under the terms of Mr. Krause's employment agreement, he is also entitled to a Tax Gross Up Payment of $1,089,360 to offset excise taxes under Code Section 280G and additional income taxes that are payable as a result of such payment.

  Other Named Officers

        The Bank has entered into employment agreement with its other named officers, Mr. Chen and Mr. Chow. These employment agreements continue until terminated by either party. In addition to a base salary and bonus to be determined annually, the employment agreements provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year. In the event the Bank chooses to terminate the employment of these named executives for any reason other than for cause (as defined in the employment agreement), or permanent disability, each Named Executive would be entitled to receive an amount equal to six months of their then current annual salary. If the Bank chooses to terminate the employment of these Named Executives for cause (as defined in the employment agreement) or in the case of death, they or their estates would not be entitled to any severance payment. If the employment of these Named Executives was terminated due to a change in control, they would be entitled to receive a severance payment equal to two times their annual base salary.

        Under the assumption that Mr. Chow's employment with the Company was terminated on December 31, 2007 for any reason other than cause, he would be entitled to receive severance payments totaling $112,479 for base salary. Under the assumption that Mr. Chow's employment with the Company was terminated on December 31, 2007 due to a change in control, he would be entitled to receive severance payments totaling $449,914 for base salary. Additionally, if a change in control occurred on December 31, 2007, Mr. Chow would immediately vest and be entitled to receive payments under the SERP. The present value of the incremental benefit Mr. Chow would receive if a change in control occurred on December 31, 2007 is $948,123.

        Under the assumption that Mr. Chen's employment with the Company was terminated on December 31, 2007 for any reason other than cause, he would be entitled to receive severance payments totaling $122,853 for base salary. Under the assumption that Mr. Chen' employment with the Company was terminated on December 31, 2007 due to a change in control, he would be entitled to receive severance payments totaling $491,410 for base salary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation Committee is, or ever has been, an officer or employee of the Company or any of its subsidiaries.

        Except as provided herein, there are no existing or proposed material transactions between the Company or the Bank and any of its executive officers, directors, or the immediate family or associates of any of the foregoing persons.

REPORT BY THE AUDIT COMMITTEE

        The Audit Committee operates pursuant to a written charter most recently revised and adopted by the Company's Board of Directors on July 24, 2007. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A and is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

        The Board of Directors has determined that each of the members of the Audit Committee is independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards.

        In performing its function, the Audit Committee has among other tasks:

  •
  reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2007 with management and with the independent auditors;

  •
  discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and

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  received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

Dated: February 29, 2008	THE 2008 AUDIT COMMITTEE
Herman Y. Li, Chairman Andrew Kane John Lee Keith W. Renken

        The Audit Committee Report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        East West's Code of Ethical Conduct and the Board's Corporate Governance Guidelines provide guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between the Company and its executive officers or directors. In order to provide further clarity and guidance on these matters, the Company has recently adopted a written policy regarding the review, approval or ratification of related party transactions.

        The policy generally provides that the Audit Committee will review and approve in advance, or will ratify, all related party transactions between East West and East West's directors, director nominees, executive officers, and persons known by East West to own more than 5% of East West's common stock, and any of their immediate family members. Related party transactions include transactions or relationships involving East West and amounts in excess of $120,000 and in which the above related parties have a direct or indirect material interest. Under the policy, the failure to approve a related party transaction in advance would not invalidate the transaction or violate the policy as long as it is submitted to the Audit Committee for review and ratification as promptly as practicable after entering into the transaction.

        The Audit Committee works with East West's General Counsel in reviewing and considering whether any identified transactions or relationships are covered by the policy. In determining whether to approve or ratify a transaction or relationship that is covered by the policy, the Audit Committee considers, among other things:

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  the identity of the parties involved in the transaction or relationship

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  the facts and circumstances of the transaction or relationship, including the identity of the party involved

  •
  the material facts of the transaction or relationship

  •
  the benefits to the Company of the transaction or relationship

  •
  the terms of the transaction, including whether those terms are fair to East West and are in the ordinary course of business and on substantially the same terms with transactions or relationships with unrelated third parties

        During 2007, the Company did not enter into any related party transactions that required review, approval or ratification under our related party transaction policy. From time to time, the Company may lend money through its subsidiary, the Bank, to various directors and corporations or other entities in which a director may own a controlling interest. These loans (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) do not involve more than a normal risk of collectibility and do not present other unfavorable features. The Company does not have, and does not intend to make, any loans to Named Executives. None of the directors or executive officers of the Company, any associate or affiliate of such persons, or persons who beneficially owned more than 5% of the outstanding shares of the Company had any transactions or proposed transactions greater than $120,000 during the past year with the Company.

PROPOSAL NO. 3

APPROVAL OF THE 1998 STOCK INCENTIVE PLAN, AS AMENDED

        The Board of Director is submitting for approval of the Company's stockholders amendments to the Company's 1998 Stock Incentive Plan (the "Plan") as follows:

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  Extend the term of the Plan for another five (5) years

  •
  Delete the "evergreen" provision providing that the amount of authorized shares goes up by 2% per year

  •
  Reduce the number of shares issued and issuable pursuant to all awards outstanding as of May 29, 2008 and all Awards granted thereafter from 8,632,515 to 7,000,000 shares, of which 3,339,211 were outstanding and issued as of March 31, 2008.

  •
  Provide that options and other incentive shares may be granted with a maximum term of ten (10) years instead of seven (7) years

  •
  Delete the sublimits on how many of the incentive shares are restricted stock or other specific types of incentive shares and provide that all full value awards (shares other than options and stock appreciation rights) issued after May 29, 2008 shall count as two shares against the authorized shares issuable under the Plan.

  •
  Delete the ability to issue reload options

  •
  Specifiy minimum vesting for certain awards

  •
  Sets a minimum exercise price and maximum term for stock appreciation rights

  •
  Prohibit dividend equivalent awards with respect to stock options or stock appreciation rights

  •
  Limit the ability of the Compensation Committee to accelerate the vesting of any award previously granted under this Plan except in the case of death, disability, retirement or a change in control.

        The Board of Directors has determined that it is in the best interests of the Company to submit the Plan, as amended, to the Company's stockholders for approval so that incentive stock that may be issued under the Plan generally will qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code.") Code Section 162(m) places a limit of $1 million on the amount of compensation that may be deducted by the Company in any taxable year with respect to each "covered employee" within the meaning of Section 162(m). However, "performance-based compensation" within the meaning of Section 162(m) is not subject to the deduction limit. Section 6 of the Plan is designed to generally provide "performance-based compensation" to each participant.

        The amended Plan is being submitted to the Company's stockholders for approval so that generally incentive stock awarded to employees is fully deductible for federal income tax purposes. The Company's stockholders must approve the Plan, as amended, if future awards of incentive shares are to be deductible. If the Plan, as amended, is not approved, the Company may not be able to deduct this part of the expense of the annual compensation that may be paid to Company executives or other compensation under other plans or arrangements that may exist or may be implemented.

        Section 6 of the Plan was last approved by the Company's stockholders in 2002 but, under Code Section 162(m), must be re-approved at least every 5 years in order that grants of performance restricted stock be fully deductible for federal tax purposes. In addition, as discussed above, the Board of Directors desires to amend the performance goals under the plan by adding demand deposits, commercial business loans, trade finance loans, and expenses as goals and by deleting efficiency ratio as a goal.

        Since its adoption in 1998, the Plan has been used primarily for the Company's stock option incentive programs and restricted stock program. All full-time employees of the Company have received annual grants of stock options or restricted stock under the Company's Spirit of Ownership Program. In addition, most officers of the Company have received additional grants from time to time in connection with their performance reviews. Performance restricted stock has been awarded to the CEO and may in the future be awarded to other officers as well.

        As of March 31, 2008, there were 3,339,211 outstanding incentive share awards issued under the Plan. Of these outstanding incentive shares, 2,511,098 are stock options with a $21.63 weighted average price and 3.83 years weighted average term to maturity. In addition, there were 828,113 full value awards of restricted stock and performance restricted stock outstanding as of March 31, 2008. Accordingly, of the 7,000,000 incentive shares being proposed under the Plan, a total of 3,660,789 are available to be issued after March 31, 2008, subject to new full value shares being counted as a 2 for 1 reduction in the authorized shares available to be issued.

        The Board of Directors believes that the 1998 Stock Incentive Plan and the ability to issue performance restricted stock helps the Company compete for, motivate and retain high-caliber employees and more closely links the interests of the employees and the stockholders of the Company by encouraging employees to focus on long-range objectives.

        The Board believes that the existing Stock Incentive Plan and the grants under the Plan have contributed substantially to the success of the Company since its listing as a public company in 1999.

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  The Company's stock has risen from $4.813, the closing price when it was first listed on the NASDAQ Global Select Market ("NASDAQ") on February 8, 1999 to $21.05 as of February 8, 2008. The compound annual rate of growth during this period has been 18%.

  •
  The aggregate market value of the Company's stock has risen from approximately $229 million when it was first listed on NASDAQ on February 8, 1999 to $1.33 billion as of February 8, 2008. The compound annual rate of growth during this period has been 22%.

  •
  Fully diluted earnings per share have risen from $0.13 for the quarter ended December 31, 1998 to $0.59 for the quarter ended December 31, 2007. The compound annual rate of growth during this period has been 18%.

  •
  Net income has risen from $6.5 million for the quarter ended December 31, 1998 to $37.2 million for the quarter ended December 31, 2007. The compound annual rate of growth during this period has been 21%.

  •
  Core non-CD deposits have risen from $441 million as of December 31, 1998 to $3.46 billion as of December 31, 2007. The compound annual rate of growth during this period has been 26%.

  •
  Loans have risen from $1.10 billion as of December 31, 1998 to $8.18 billion as of December 31, 2007. The compound annual rate of growth during this period has been 25%.

  •
  Non-performing assets have been reduced from 0.99% of total assets as of December 31, 1998 to 0.57% of total assets as of December 31, 2007.

        The Board believes that approval of the Plan, as amended, would, among other things, enhance the long-term stockholder value of the Company by offering opportunities to the Company's employees, officers, consultants, agents, and advisors to acquire, subject to performance criteria, proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

        The Board believes in structuring the compensation of employees to increase focus on long-term improvements in stockholder returns. For senior executives, it is desired that a material portion of their prospective compensation be in the "at-risk" category and dependent on stockholder returns.

        Set forth below is a summary of certain important features of the amended Plan, which summary is qualified in its entirety by reference to the full text of the Plan, as amended, which is published in the proxy statement as Exhibit B. Changes in the Plan are indicated in italics.

Description of the Plan

        GENERAL.    Under the 1998 Employee Stock Incentive Plan, officers, directors, employees and consultants of the Company and its subsidiaries are eligible to receive shares of Company common stock or other securities or benefits with a value derived from the value of Company common stock.

        The purpose of the Plan is to enable the Company to attract, retain and motivate officers, directors, employees and consultants by providing for or increasing their proprietary interests in the Company and, in the case of non-employee directors, to attract such directors and further align their interests with those of the Company's stockholders by providing or increasing their proprietary interests in the Company.

        ADMINISTRATION.    The Stock Incentive Plan is administered by a committee of two or more non-employee directors appointed by the Board, each of whom is intended to qualify as an "outside director" within the meaning of Section 162(m) and a "non-employee director" under SEC Rule 16b-3. The Board of Directors may act in lieu of the Committee. The Compensation Committee has a wide degree of flexibility in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto, including conditioning the receipt or vesting of awards upon the achievement by the Company of specified performance criteria. The expenses of administering the Plan are borne by the Company.

        The Committee decides whether and to what extent awards will be structured to conform with Code Section 162(m) requirements applicable to performance-based compensation. The Committee may determine that any award of restricted stock or performance units will be granted or will vest on the basis of the achievement of performance goals. In order for such awards to be fully deductible without regard to the limitations of Code Section 162(m), such performance goals must be objective and will be based solely upon one or more of the following performance measures: return on stockholder equity; return on assets; ratio of non-performing assets to total assets; earnings per share; deposits; demand deposits, loans; commercial business loans; trade finance loans; non-interest income; expenses; and stock price ("Performance Criteria"). Performance measures may relate to the Company and/or one or more of its subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis, in comparison to past performance, or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines.

        In order for such a performance-based award to be fully deductible without regard to the limitations of Code Section 162(m), the Committee must establish the performance goals no later than 90 days after the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable Code Section 162(m) tax regulations) and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

        TERMS OF AWARDS; PER-PERSON LIMITS.    The Plan authorizes the Company to enter into any type of arrangement with an eligible recipient that, by its terms, involves or might involve the issuance of Company common stock or any other security or benefit with a value derived from the value of Company common stock. Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such security or benefit or two or more of them in tandem or in the alternative. Awards to any one person during any calendar year may cover no more than 1,902,000 shares of Company common stock. If an award is denominated in cash but paid out in shares, so that the maximum number of shares issuable cannot be determined at the date of the grant, the award will count against the share limit at the date of grant based on the number of shares having a market value equal to the maximum cash amount earnable under the award, regardless of the number of shares paid out.

        An award granted under the Plan may include a provision accelerating the receipt of benefits upon the occurrence of specified events, such as a change of control of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transactions. The Company may grant options that either are intended to be incentive stock options or non-qualified stock options. Awards to consultants and non-employee directors may only be non-qualified stock options. The Committee shall have the right to accelerate the vesting of all Awards.

        AMENDMENT OR TERMINATION.    Subject to limitations imposed by law, the Board of Directors may amend or terminate the Plan at any time and in any manner. However, no such amendment or termination may deprive the recipient of an award previously granted under the Plan of any rights thereunder without his consent.

Federal Income Tax Consequences of the Plan

        The following discussion is only a summary of the principal federal income tax consequences of the Awards to be granted under the Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual participants, which may substantially alter or modify the federal income tax consequences herein discussed. Because of the wide range of Awards that may be made under the Plan, the following discussion is confined to the most common forms of Awards likely to be made. In addition, the following discussion does not address state, local or foreign income taxes or any taxes other than income taxes.

        INCENTIVE STOCK OPTIONS.    Generally under present law, when an option qualifies as an incentive stock option under Section 422 of the Code: (i) an optionee will not recognize taxable income either upon the grant or the exercise of the option, (ii) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (iii) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an optionee of stock acquired upon exercise of an incentive stock option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and more than one year after the transfer of the shares to the optionee. If such stock is disposed of by the optionee before the expiration of those time limits, the transfer may be a "disqualifying disposition," in which case the optionee will recognize ordinary income equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. The Company would become entitled to a corresponding deduction, subject to satisfaction of any applicable withholding or reporting obligations, in the amount of the optionee's ordinary income. Ordinary income from a disqualifying disposition will constitute ordinary compensation income. Any gain in addition to the amount reportable as ordinary income on a

"disqualifying disposition" generally will be capital gain. The Company is not entitled to a deduction for any gain on disposition of the shares that is capital gain.

        Upon the exercise of an incentive stock option, the difference between the fair market value of the stock subject to the exercised option on the date of exercise and the option exercise price is treated as an adjustment to taxable income in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such adjustments (along with tax preference items) form the basis for the alternative minimum tax (presently at graduated rates for individuals), which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carryforward credit against regular tax liability in subsequent years. The Company does not obtain a deduction due to an optionee's incurrence of the alternative minimum tax.

        NON-QUALIFIED STOCK OPTIONS.    In the case of stock options which do not qualify as an incentive stock option (non-qualified stock options), no income generally is recognized by the optionee at the time of the grant of the option. The optionee generally will recognize ordinary income at the time the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from a non-qualified stock option will constitute compensation for which withholding and reporting may be required under federal and state law.

        Subject to special rules applicable when an optionee uses stock of the Company to exercise an option, shares acquired upon exercise of a non-qualified stock option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the optionee holds the shares for more than one-year prior to disposition, such gain or loss will be long-term capital gain or loss. The maximum individual federal tax rate on long-term capital gain currently is 15%.

        The Company generally will be entitled to a deduction equal to the ordinary income (i.e., compensation) recognized by the optionee in connection with the exercise of a non-qualified stock option provided that the Company complies with any applicable withholding or reporting requirements of federal and state law. The Company does not obtain a deduction with respect to any capital gain on disposition of the shares.

        OPTIONS TO NON-EMPLOYEE DIRECTORS.    These options are non-qualified stock options for tax purposes, and the tax rules applicable to them are the same as the rules for non-qualified stock options described above. However, since the optionees are not employees, income tax withholding would not be required in order for the Company to qualify for its income tax deduction.

        STOCK APPRECIATION RIGHTS (SARS).    A recipient of a stock appreciation right will be taxed (and the Company will receive a corresponding deduction) when the recipient exercises the stock appreciation right. Income generated by such exercise will be ordinary compensation income and will be measured by the amount of cash received or the then-current fair market value of the stock received upon such event. In the case of an SAR granted to an employee, the Company will have withholding and reporting obligations.

        RESTRICTED STOCK.    The income and deduction events in the case of restricted stock grants generally are deferred until the restrictions on the stock lapse. At that time, the recipient would report as ordinary compensation income the difference between the then-current fair market value of the stock and the amount (if any) paid for the stock. Subject to applicable withholding or reporting obligations, the Company is entitled to a corresponding deduction. The recipient may elect to report the income with respect to the restricted stock upon its receipt rather than at the time of the lapse of the restrictions. In such case, the valuation used for income and deduction purposes is the value of the restricted stock at the time of receipt, disregarding any restrictions other than those that will never lapse. Subject to satisfaction of any applicable withholding or reporting obligations, the Company's deduction also would be accelerated in the event of such an election.

        PERFORMANCE SHARES AND PERFORMANCE UNITS.    A recipient of a performance share or performance unit will be taxed (and the Company will receive a corresponding deduction) when the recipient receives payout at the end of the performance period and any additional deferral period. The recipient will have ordinary compensation income measured by the cash received and/or the then-current fair market value of the stock received upon such event. In the case of a performance share or performance unit granted to an employee, the Company will have withholding and reporting obligations.

        RESTRICTION ON DEDUCTIONS.    Not every amount paid as compensation for services is currently deductible. For example, two restrictions potentially applicable to deductions for executive compensation payments are the restriction on deduction of so-called "excess parachute payments" and the Code Section 162(m) deduction limit of $1,000,000 per year for certain executive compensation (discussed earlier herein). Whether any such restrictions will apply to specific payments of compensation by the Company cannot be predicted at this time.

        Approval of the amendment to the Plan will require the affirmative vote of a majority of the outstanding shares of stock present in person or by proxy and entitled to vote at the meeting. If the stockholders do not approve the amendment to the Plan, the amendment will not be adopted.

        The Board has unanimously adopted resolutions approving the amendments set forth above, declaring their advisability and directing that the proposed amendment be submitted to the stockholders for their approval.

The Board of Directors recommends that stockholder's vote FOR this proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors Recommends a Vote "For" the Ratification of Auditors

        Deloitte & Touche LLP has been approved by the Audit Committee of the Company to be the independent auditors of the Company for the 2008 fiscal year. The stockholders are being asked to ratify the selection of Deloitte & Touche LLP. If the stockholders do not ratify such selection by the affirmative vote of a majority of the votes cast, the Audit Committee will reconsider its selection. Under applicable SEC regulations, the selection of the independent auditors is solely the responsibility of the Audit Committee.

        Representatives from the firm of Deloitte & Touche LLP will be present at the Meeting and will be given the opportunity to make a statement if they desire to do so, and will be available to respond to stockholders' questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The independent registered public accounting firm of the Company and the Bank is Deloitte & Touche LLP. Deloitte & Touche LLP performs both audit and non-audit professional services for and on behalf of the Company and its subsidiaries.

        The following table sets forth information regarding the aggregate fees billed for services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2007 and 2006.

	2007	2006
Audit Fees(a)	$1,184,911	$943,690
Audit-Related Fees(b)	—	22,990
Tax Fees(c)	—	77,190
All Other Fees(d)	—	—

	$1,184,911	$1,043,870

(a)
Includes fees paid by the Company to Deloitte & Touche LLP for professional services rendered by Deloitte and Touche LLP for the audit of the Company's consolidated financial statements in the Form 10-K and review of financial statements included in Form 10-Qs, including examinations of management assertions as to the effectiveness of internal control over financial reporting and for services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements.

(b)
Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements.

(c)
Includes fees for tax compliance related to the acquisitions of United National Bank and Standard Bank.

(d)
Includes fees for any service not included in the first three categories above.

        All work performed by independent auditors must be pre-approved by the Audit Committee. All audit-related, tax and other services were reviewed and approved by the Audit Committee, which concluded that the provision of these limited services by Deloitte & Touche LLP did not compromise that firm's independence in the conduct of its auditing function. All professional services rendered by Deloitte & Touche LLP during 2007 were furnished at customary rates and terms.

PROPOSALS OF STOCKHOLDERS

        Proposals of stockholders intended to be included in the proxy materials for the 2009 annual meeting of stockholders must be received by the Secretary of East West Bancorp, 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101 by December 15, 2008 (120 days prior to the anniversary of this year's mailing date).

        Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and by the Company, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

        SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2009 annual meeting of stockholders is March 1, 2009 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, Proxyholders will be allowed to use their discretionary voting authority to vote against the shareholder proposal without discussion when and if the proposal is raised at the 2009 annual meeting of stockholders.

        The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the Meeting. The enclosed Proxy grants the Proxyholders discretionary authority to vote on any matter properly brought before the Meeting.

ANNUAL REPORT ON FORM 10-K

        The Company's annual report on Form 10-K for the fiscal year ended December 31, 2007 will also be mailed to all stockholders. The annual report on Form 10-K includes financial statements required to be filed with the SEC pursuant to the Exchange Act for the fiscal year ended December 31, 2007, and the report thereon of Deloitte & Touche LLP, the Company's independent registered public accounting firm.

OTHER BUSINESS

        Management knows of no business, which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the Proxy.

EAST WEST BANCORP, INC.

DOUGLAS P. KRAUSE Executive Vice President, General Counsel and Corporate Secretary
Pasadena, California March 31, 2008

Exhibit A

AMENDED ARTICLES OF INCORPORATION

Certificate of Amendment
to Certificate of Incorporation
of
East West Bancorp, Inc.

        East West Bancorp, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

        FIRST: That at a meeting of the Board of Directors if East West Bancorp, Inc. resolutions were duly adapted setting forth a proposed amendment to Section 2 of Article XI of the Certificate of Incorporation of said Company, declaring said amendment to be advisable and directing that the proposed amendment be considered at the next meeting of the shareholders. The resolution setting for the proposed amendment is as follows:

  The proposal is to amend Section 2 of Article XI of the Certificate of Incorporation in its entirety to read as follows:

  Section 2. Except as otherwise provided by the terms of any series of Preferred Stock or any other securities of the Corporation having a preference over the Common Stock, commencing with the annual meeting of stockholders to be held in 2009, the directors shall be elected for terms expiring at the next annual meeting following their election, and until their successors are qualified, subject to their earlier death, resignation or removal.

        SECOND, That thereafter, pursuant to the resolutions of its Board of Directors, a meeting of the shareholders of the Corporation was duly called and held, at which meeting the necessary number of shares as required by the statute were voted in favor of the amendment.

        THIRD, That the aforesaid amendment was duly adopted in accordance with applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, East West Bancorp, Inc. has caused this certificate, which amends the Certificate of Incorporation and which has been duly adopted by the Board of Directors of the Corporation and approved by the shareholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware, to be executed and attested by its duly authorized officer this 31st day of March, 2008.

EAST WEST BANCORP, INC.
By:	DOUGLAS P. KRAUSE Executive Vice President, General Counsel and Corporate Secretary

Exhibit B

CHARTER OF THE AUDIT COMMITTEE

MISSION

        The Audit Committee is appointed by the Board of Directors (the "Board") of East West Bancorp, Inc. (the "Company") to:

          (a)   assist in monitoring (1) the integrity of the financial statements and internal controls of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the performance of the internal audit function and external auditors of the Company; and (4) the independent auditor's qualifications and independence;

          (b)   Decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related, tax and other services, if any, to be provided by the independent auditors; and

          (c)   Prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement

MEMBERSHIP AND STATUS

          (a)   The Audit Committee shall consist of at least three members. The members of the Audit Committee shall be nominated by the Nominating and Corporate Governance Committee and appointed by the Board of the Company. The Committee may act as a joint committee with the audit committee of the Board of Directors of East West Bank.

          (b)   The members of the Audit Committee shall each be "independent," as such term is prescribed by Nasdaq, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC"), and any standards prescribed for purposes of any federal securities, tax, banking or other laws relating to the Committee's duties and responsibilities. In accordance with Nasdaq Rule 4350(d)(2)(A)(iii), members of the Committee shall not have participated in the preparation of the financial statements of the Company at any time during the past three years. If the Committee is acting as a joint committee with the audit committee of East West Bank, the members shall also each be "independent" as determined by the Board of East West Bank under Federal Deposit Insurance Corporation Regulation 363.5.

          (c)   Each Committee member shall be able to read and understand financial statements including the Company's balance sheet, income statement, and cash flow statement. At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication such that he or she meets the definition of a "financial expert" as such term is defined in regulations issued by the Securities and Exchange Commission (the "SEC") and such rules as may be issued by the NASDAQ Global Select Market. In addition, at least two members must have banking or related financial management experience.

          (d)   No director may serve as a member of the Committee if such director serves on audit committees of more than two public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee.

OVERSIGHT OF REGISTERED PUBLIC ACCOUNTING FIRM

        In the course of its oversight of the registered public accounting firm as provided under this Charter, the Committee will be guided by the premise that the independent auditor is accountable to the Board and the Committee.

          (a)   Pursuant the requirements of Section 10A(m)(2) of the '34 Act, the Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor including resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor shall report directly to the Committee.

          (b)   The Committee shall:

            (i)    receive from the registered public accounting firm annually, a formal written statement delineating the relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

            (ii)   discuss with the registered public accounting firm the scope of any such disclosed relationships and their impact or potential impact on the independent auditor's independence and objectivity; and

            (iii)  recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

          (c)   The Committee shall review and approve the proposed scope of the annual independent audit of the Company's financial statements and the associated fees, as well as any significant variations in the actual scope of the independent audit and the associated fees. The Committee shall have authority to pay all fees and expenses of the registered public accounting firm as it deems appropriate.

          (d)   The Committee shall review the registered public accounting firm's report relating to reportable conditions in the internal control structure and financial reporting practices and any significant deficiencies and material issues raised by the most recent internal control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

          (e)   The Committee shall approve in advance any audit and non-audit services permitted by the Act that its registered public accounting firm renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act. In no event shall the independent auditors perform any non-audit services for the Company which are prohibited by Section 10A(g) of the Act or the rules of the SEC. This approval may be delegated to a member of the Committee, who may act on behalf of the Committee in this regard and provided that they report any such matters approved at the next Committee meeting.

          (f)    The Committee shall ensure that the lead audit partner assigned by the Company's independent auditor is changed at least every five years.

          (g)   The Committee shall offer reports as required by Item 306(a) of Regulation S-K

          (h)   The Committee shall obtain from the independent auditor assurance that the audit was conducted in compliance with Section 10A of the Securities Exchange Act of 1934.

          (i)    The Committee shall present its conclusion with respect to the independent auditors to the Board for its information at least annually.

OVERSIGHT OF INTERNAL AUDITORS

        The Committee shall have oversight and responsibility for the internal audit department. The internal audit department shall report directly and solely to the Committee regarding both audit issues and administrative issues (e.g., resources, budget, appraisals, and compensation). The Committee shall have authority to hire or terminate personnel and approve budgets. The Committee shall review the appointment and replacement of the senior internal auditing executive. The Committee is authorized to establish the compensation of the senior internal auditing executive. The Committee shall review and discuss with management and the registered public accounting firm:

          (a)   The quality and adequacy of the Company's internal accounting controls.

          (b)   Organization of the internal audit department, the adequacy of its resources and the competence of the internal audit staff.

          (c)   The audit risk assessment process and the proposed scope of the internal audit department for the upcoming year and the coordination of that scope with registered public accounting firm.

          (d)   Results of the internal auditors' examinations together with management's response thereto.

          (e)   Reports of any significant deficiencies and material weaknesses..

OVERSIGHT OF MANAGEMENT'S CONDUCT OF THE COMPANY'S FINANCIAL REPORTING PROCESS

          (a)   Audited Financial Statements.    The Committee shall review and discuss with the registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareowners if distributed prior to the filing of Form 10-K) and review and consider with the registered public accounting firm the matters required to be discussed by the applicable Statement of Auditing Standards ("SAS"), including critical accounting policies and practices, alternate treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm, and other material written communications between the registered public accounting firm and the management of the Company. The Committee will resolve any disagreements between management and the registered public accounting firm of the Company. Based on these discussions, the Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K (or the Annual Report to Shareowners).

          (b)   Interim Financial Statements.    The Committee, through its Chairman or the Committee as a whole, will review, prior to the filing thereof, the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q and the matters required to be discussed by the applicable SAS. The Committee, through its Chairman or the Committee as a whole, will also review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements.

          (c)   Financial Reporting Practices.    The Committee shall review, as appropriate, unless already being reviewed by the Board:

            (i)    Changes in the Company's accounting policies and practices and significant judgments that may affect the financial results

            (ii)   The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management.

          (d)   Internal Controls.    The Committee will discuss and review management's internal control procedures supporting its financial reporting process and the documentation used to verify the controls. The Committee shall review and discuss management's internal controls over financial reporting separately with financial auditors, with management absent

          (e)   Disclosures and Certifications.    The Audit Committee will review disclosures and certifications by the Chief Executive Officer and Chief Financial Officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act and other specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and as the Committee otherwise deems appropriate or necessary.

ASSISTANCE TO THE BOARD IN OVERSIGHT OF THE COMPANY'S COMPLIANCE WITH POLICIES AND PROCEDURES

        The Committee shall review and monitor, as appropriate, unless already being reviewed by the Board:

          (a)   Compliance programs and corrective actions regarding any deficiencies noted by auditors or examiners regarding compliance or compliance programs.

          (b)   Significant findings of any examination by regulatory authorities or agencies and corrective actions regarding any deficiencies noted in regulatory examinations.

OTHER DUTIES

        The Committee shall perform the following other duties and shall undertake such additional duties as may be delegated to it by the Board from time to time:

          (a)   Establish and review procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          (b)   Establish and review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

          (c)   Review and approve all "related party" transactions as defined in Item 404 of Regulation S-K with the Company.

          (d)   Make special studies of any allegations of managerial misconduct by its executives.

          (e)   Discuss with management periodically management's assessment of the Company's market, credit, liquidity, fraud and other financial and operational risks, and the guidelines, policies and processes for managing such risks.

          (f)    Review and reassess the adequacy of this Charter on an annual basis.

          (g)   Coordinate with the Nominating and Corporate Governance Committee to monitor compliance with the Company's Code of Ethics.

          (h)   Prepare the report and any other disclosures required by the rules of the SEC to be included in the Company's annual proxy statement.

        The Committee is responsible for overseeing the above matters and activities by management and the registered public accounting firm. The Committee shall have access to all documents and personnel of the Company and its subsidiaries in performing its responsibilities. The management of the Company however, remains responsible for preparing the financial statements and the internal control process and the registered public accounting firm is responsible for auditing those financial statements and reviewing the internal control process. The management and the registered public accounting firm have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any special assurance as to the Company's financial statements or internal control process or any professional certification as to the independent auditor's work.

MEETINGS

        Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board of the Company, or by a majority of the members of the Committee. At the invitation of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, legal counsel for the Company, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

        The Audit Committee shall regularly meet with the Company's independent auditor with no officers or employees of the Company present. The Audit Committee shall also regularly meet with the Company's internal auditors and management.

OUTSIDE ADVISORS

        The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee as deemed appropriate by the Committee. The Committee shall have authority to pay all fees and expenses of such outside advisors as it deems appropriate.

Exhibit C

EAST WEST BANCORP, INC.
1998 STOCK INCENTIVE PLAN
(As Amended)

Section 1.    PURPOSE OF PLAN

        The purpose of this 1998 Stock Incentive Plan ("Plan") of East West Bancorp, Inc., a Delaware corporation (the "Company"), is to enable the Company and its subsidiaries to attract, retain and motivate their employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company, and to enable the Company and its subsidiaries to attract, retain and motivate nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company.

Section 2.    PERSONS ELIGIBLE UNDER PLAN

        Each of the following persons (each, a "Participant") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder: (1) any employee of the Company or any of its subsidiaries, including any director who is also such an employee, (2) any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries (a "Non-employee Director") and (3) any consultant of the Company or any of its subsidiaries.

Section 3.    AWARDS

        (A) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of common stock of the Company ("Common Shares") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an "Award." For purposes of calculating shares subject to outstanding Awards in Section 4, a grant of shares not subject to forfeiture shall be considered an "Award" for one year after grant, and a grant of any Award involving the delayed delivery of shares shall cease to be deemed an outstanding Award at the time of exercise in the case of an Option or SAR or at the time the risk of forfeiture lapses in the case of any other Award (regardless of any further deferral of delivery of the shares).

        (B) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative. Dividend equivalents may not be issued in connection with stock options or stock appreciation rights.

        (C) Awards may be issued, and Common Shares may be issued pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

        (D) Awards of stock or restricted stock may be granted under this Plan in payment of Bonus Awards under the East West Bancorp, Inc. Performance-Based Bonus Plan or any other bonus plan upon the satisfaction of performance goals established by the Company's Compensation Committee pursuant to the terms and conditions of such other plan.

        (E) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

            (i)    a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, in whole or in part, by any one or more of the following:

              (a)   the delivery of cash;

              (b)   the delivery of other property deemed acceptable by the Committee; or

              (c)   the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property.

            (ii)   a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company (as defined by the Committee), an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 8 hereof; or

            (iii)  a provision required in order for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option"); provided, however, that no Award issued to any consultant or any Non-employee Director may qualify as an Incentive Stock Option.

        (F) Notwithstanding the foregoing, the Committee shall be subject to the following restrictions in the granting Awards under the Plan:

            (i)    The exercise price of each stock option or stock appreciation right will not be less than 100% of the Fair Market Value (as defined below) of a share of common stock as of the Pricing Date (as defined below) (110% of the Fair Market Value of a share of common stock as of the Pricing Date for an incentive stock option optionee or stock appreciation right holder who owns more than ten percent of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" of the Company as defined in Code Section 424). "Fair Market Value" means, as of any date of determination, the most recent closing price per share of the common stock as published in The Wall Street Journal unless otherwise determined by the Committee. "Pricing Date" means the date on which a stock option or stock appreciation right is granted, however, for non-qualified stock options the Committee may specify as the Pricing Date the date on which the options are approved if individual grants will be made at a later time or the date on which an optionee is hired or promoted (or some similar event).

            (ii)   Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

            (iii)  The term of any stock option or stock appreciation right or other Award granted under the Plan after July 17, 2008 shall not exceed ten years from the date of grant.

            (iv)  Performance based awards shall have a minimum vesting of one (1) year and other awards shall have a minimum vesting of three (3) years, in each case except with respect to death, disability, retirement or change of control .

        (G) The Committee will have the authority to accelerate the vesting of any Award previously granted under this Plan in the case of death, disability, retirement or a change in control.

        (H) Notwithstanding anything to the contrary contained in this Section 3, neither an Award nor any interest therein may be sold, assigned, transferred, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

        (I) All certificates evidencing Awards or Common Shares issued pursuant thereto should bear any legend determined by the Board or the Committee to be necessary or appropriate.

Section 4.    STOCK SUBJECT TO PLAN

        (A) At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) outstanding as of May 29, 2008 and all Awards granted thereafter under this Plan shall not exceed 7,000,000 shares. The maximum number of Common Shares with respect to which Awards may be granted to any person during a calendar year shall be 1,000,000 shares. In the case of a cash-denominated Award to be settled in shares (such that the maximum number of shares issuable cannot be determined at the date of the grant), this limitation will apply to the Awards at grant by deeming the Award to cover the number of shares having a then Fair Market Value equal to the maximum cash amount earnable under the Award. The foregoing shall all be subject to adjustment as provided in Section 8 hereof. Each Option and SAR Award issued under the Plan shall count as one share against the aggregate number of Common Shares issuable hereunder; all other Awards shall count as two shares against the aggregate number of Common Shares issuable hereunder. The full number of stock-settled stock appreciation rights granted shall count against the maximum number of shares that may be authorized under this Agreement.

        (B) Shares subject to Awards under the Plan which expire, terminate, or are canceled prior to exercise or, in the case of awards of restricted stock, do not vest shall thereafter be available for the granting of other awards. The payment of cash dividends and dividend equivalents paid in cash in conjunction with outstanding awards shall not be counted against the shares available for issuance.

Section 5.    DURATION OF PLAN

        No Awards shall be made under this Plan after June 25, 2013. Although Common Shares may be issued after June 25, 2013 pursuant to Awards made prior to such date, no Common Shares shall be issued under this Plan after June 25, 2023.

Section 6.    PERFORMANCE-BASED COMPENSATION

        (A) The Committee may, in its sole discretion, make Awards to Participants intended to comply with the "performance-based" compensation requirements of Internal Revenue Code Section 162(m). The granting or vesting of such Awards will be determined based on the attainment of objective written performance goals for a performance period specified by the Committee. The performance goal will state, in terms of an objective formula or standard, the method for computing the granting or vesting of the Award if the goal is attained. The performance goals must be established by the Committee in writing no later than 90 days after the commencement of the performance period or, if less, the number of days which is equal to 25% of the relevant performance period. Performance goals will be based on the attainment of one or more performance measures described below. To the degree consistent with Internal Revenue Code Section 162(m), the performance goals may be calculated without regard to extraordinary items. The Committee must certify in writing prior to the payment of performance-based compensation attributable to Awards of Restricted Stock and/or Performance Units that the performance goals applicable to such Awards, as well as any other material terms applicable to such Awards, were satisfied.

        (B) The Committee shall establish Company performance goals for the granting or vesting of "performance-based" Awards, which may be a fixed target, comparison to a prior period, or a comparison to peer banks selected by the Committee, and which will be based solely upon one or more of the following performance measures: return on stockholder equity; return on assets; ratio of non-performing assets to total assets; earnings per share; deposits; demand deposits, loans; commercial business loans; trade finance loans; non-interest income; expenses; and stock price ("Performance Criteria"). Performance measures may relate to the Company and/or one or more of its subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. For purposes of the Plan, each of the Performance Criteria shall be as set forth in the Company's year-end financial statements and balance sheets, with such adjustments as are set forth below. For purposes of the Plan, each of the above criteria that are based upon income, earnings or profits of the Company shall be calculated before taking into account any Bonus Award paid or payable under this Plan unless otherwise determined by the Committee. In establishing performance criteria for any Plan Year, the Committee may elect to adjust the Performance Criteria to include or exclude changes in accounting principles but may not make other changes to the Performance Criteria.

Section 7.    ADMINISTRATION OF PLAN

        (A) This Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") consisting of two or more non-employee directors of the Company. In selecting directors for the Committee, it is intended that such directors shall qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and "Non-Employee Directors" within the meaning of Rule 16b-3, but no action of the Committee shall be void or voidable based on any failure of a member to so qualify. Any action of the Committee may be taken instead by the Board of Directors, and any grant of an Award to a Non-employee Director shall be subject to approval of the Board.

        (B) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

            (i)    adopt, amend and rescind rules and regulations relating to this Plan;

            (ii)   determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

            (iii)  grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

            (iv)  determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof;

            (v)   interpret and construe this Plan and the terms and conditions of any Award granted hereunder; and

            (vi)  certify in writing prior to payment of compensation that the performance goals and any other material terms of an Award were in fact satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made are treated as a written certification.

        (C) Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members and also may delegate all or some of its responsibilities and powers to any person or persons it selects. The Committee may revoke any such allocation or delegation at any time.

Section 8.    ADJUSTMENTS

        If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Awards thereafter granted under this Plan under each limit (including the per person limit) specified in Section 4.

Section 9.    AMENDMENT AND TERMINATION OF PLAN

        The Board may amend or terminate this Plan at any time and in any manner, except for the provisions of the Plan which specify that certain actions or matters must be approved by the stockholders, and provided that no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

Section 10.    EFFECTIVE DATE OF PLAN

        This Plan as amended shall be effective as of the latter of the date upon which it was approved by the Board of Directors of the Company and the date on which it was approved by the holders of a majority of the voting securities of the Company.

Section 11.    GOVERNING LAW

        This Plan and any Award granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

REVOCABLE PROXY
East West Bancorp, Inc.
Annual Meeting of Stockholders—May 29, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned stockholder(s) of East West Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Julia S. Gouw and Douglas P. Krause, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at The Westin Pasadena Hotel, 191 N. Los Robles Avenue, Pasadena, California at 2:00 p.m., on Thursday, May 29, 2008, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 (THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES LISTED), 2 (BOARD DECLASSIFICATION PROPOSAL), 3 (APPROVAL OF STOCK INCENTIVE PLAN) AND 4 (RATIFICATION OF AUDITORS). IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

East West Bancorp, Inc.

To Vote

  •
  Mark, sign and date your proxy card

  •
  Return your proxy card in the postage paid envelope provided

SEE REVERSE SIDE FOR REMAINDER OF PROXY

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

        This Proxy will be voted "FOR" the election of the Board of Directors' nominees unless authority to do so is withheld.

1.	ELECTION OF DIRECTORS
	Nominee:	Dominic Ng		For ☐	Withhold Authority ☐
	Nominee:	Rudolph I. Estrada		For ☐	Withhold Authority ☐
	Nominee:	Herman Y. Li		For ☐	Withhold Authority ☐
2.	BOARD DECLASSIFICATION PROPOSAL
		For ☐	Against ☐	Abstain ☐
3.	APPROVAL OF STOCK INCENTIVE PLAN
		For ☐	Against ☐	Abstain ☐
4.	RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR
		For ☐	Against ☐	Abstain ☐
5.	OTHER BUSINESS. In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The undersigned hereby ratifies and confirms all that said attorneys and proxyholders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all Proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.	(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I (We) ☐ do ☐ do not expect to attend the Meeting.

Dated:                         , 2008.

Signature

Signature

PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

QuickLinks

East West Bancorp, Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 29, 2008
East West Bancorp, Inc.
135 N. Los Robles Avenue, 7th Floor Pasadena, California 91101 (626) 768-6000
PROXY STATEMENT For ANNUAL MEETING OF STOCKHOLDERS To be held May 29, 2008
GENERAL INFORMATION
Important Notice Regarding Availability of Proxy Materials for the 2008 Annual Meeting of Stockholders to be Held on May 29, 2008
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL NO. 1 ELECTION OF DIRECTORS The Board of Directors Recommends a Vote "For" All Nominees
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES .
PROPOSAL NO. 2 BOARD DECLASSIFICATION PROPOSAL
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
DIRECTOR INDEPENDENCE/FINANCIAL EXPERTS
COMMITTEES OF THE BOARD OF DIRECTORS
CONSIDERATION OF DIRECTOR NOMINEES
COMMUNICATIONS WITH THE BOARD
EXECUTIVE SESSIONS
STOCK OWNERSHIP GUIDELINES
DIRECTOR COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
REPORT BY THE COMPENSATION COMMITTEE
COMPENSATION OF EXECUTIVE OFFICERS
RETIREMENT PLANS
NONQUALIFIED DEFERRED COMPENSATION
EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT BY THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 3 APPROVAL OF THE 1998 STOCK INCENTIVE PLAN, AS AMENDED
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors Recommends a Vote "For" the Ratification of Auditors
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSALS OF STOCKHOLDERS
ANNUAL REPORT ON FORM 10-K
OTHER BUSINESS
Exhibit A
Certificate of Amendment to Certificate of Incorporation of East West Bancorp, Inc.
Exhibit B CHARTER OF THE AUDIT COMMITTEE
Exhibit C
EAST WEST BANCORP, INC. 1998 STOCK INCENTIVE PLAN (As Amended)
  Section 1. PURPOSE OF PLAN
  Section 2. PERSONS ELIGIBLE UNDER PLAN
  Section 3. AWARDS
  Section 4. STOCK SUBJECT TO PLAN
  Section 5. DURATION OF PLAN
  Section 6. PERFORMANCE-BASED COMPENSATION
  Section 7. ADMINISTRATION OF PLAN
  Section 8. ADJUSTMENTS
  Section 9. AMENDMENT AND TERMINATION OF PLAN
  Section 10. EFFECTIVE DATE OF PLAN
  Section 11. GOVERNING LAW